Exhibit 1

Media Release

1 May 2009

Westpac provides its template for the 2009 Interim Profit Announcement and details of the accounting implications from the St.George merger

2009 Interim Profit Announcement Template

Westpac has today released the template for its 2009 Interim Profit Announcement.

This release provides:

•                  Details of how the results have been prepared to provide a reasonable basis of comparison of Westpac’s performance following the merger with St.George Bank Limited (‘St.George’) with prior periods (Appendix 1);

•                  Details of the accounting and capital implications of the merger with St.George, including merger accounting adjustments and associated cash earnings adjustments (Appendix 1);

•                  An explanation of the changes to Westpac’s operating structure and how this will be presented in the results. The template provides prior period comparatives under the new operating structure (Appendix 1); and

•                  A Profit Announcement template (the ‘Template’) in Appendix 2, detailing the structure of how information in the 2009 interim result will be presented.

The new Template for Westpac’s 2009 interim results will be available on the Westpac website at www.westpac.com.au/investorcentre.

Westpac is scheduled to announce its interim results on Wednesday, 6 May 2009.

Ends

For further information please contact:

David Lording	Andrew Bowden
Media Relations	Investor Relations
Ph: 61 2 8253 3510	Ph: 61 2 8253 4008
Mob: 0419 683 411	Mob: 0438 284 863

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 — Guide to the Westpac 2009 Interim Profit Announcement template

1. REPORTED AND PRO FORMA FINANCIAL INFORMATION

On 1 December 2008, Westpac Banking Corporation (“Westpac”) completed its merger with St.George Bank Limited (“St.George”) by way of a scheme of arrangement (“the merger”). This merger was approved by holders of St.George ordinary shares on 13 November 2008 and subsequently approved by the Federal Court of Australia on 17 November 2008. For consolidation purposes, the transaction was effective from close of business on 17 November 2008.

Refer to Section: 2 (in Appendix 2)

To assist in providing greater clarity of the Westpac Group’s performance compared with prior periods, we will present “pro forma” information for the merged Westpac Group in the Interim Profit Announcement, in addition to our statutory disclosures. We will use the following terms to describe our results throughout this document and the Profit Announcement:

•                  “Reported financial information” refers to information prepared on the same basis as the interim statutory accounts of the Westpac Group for the half year ended 31 March 2009, which incorporate the results of St.George from, and including, 18 November 2008; and

•                  “Pro forma financial information” is prepared assuming that the merger was completed on 1 October 2007 and is based on aggregating Westpac and St.George’s financial results from this date. Pro forma financial information is presented to facilitate a more meaningful comparison of the Westpac Group’s performance for the six months ended 31 March 2009. Pro forma income statements are presented on a cash earnings basis. The commentary on the performance of the Westpac Group in Section 5, and the performance of the business units in Section 6, will be based on the pro forma financial information.

The template for the reported financial information and pro forma financial information, including comparatives, is in Appendix 2 and includes the “Basis of preparation” section to be included in the Profit Announcement that details the basis upon which the pro forma financial information has been prepared.

Detailed reconciliations between the Reported financial information and the Pro forma financial information will be provided in Section 11 of the Profit Announcement.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 — Guide to the Westpac 2009 Interim Profit Announcement template

2.             ACCOUNTING IMPLICATIONS OF THE MERGER

2.1.         Implications for the balance sheet

Under AASB 3: Business Combinations, Westpac has recognised St.George’s tangible assets and liabilities, intangible assets and contingent liabilities at fair value as at 17 November 2008, to generate an opening balance sheet and produce merged Westpac Group accounts. Merger accounting adjustments have been made to the pre-merger carrying amounts in St.George’s balance sheet and goodwill has arisen as a consequence of the merger.

2.1.1.      Purchase consideration

Westpac obtained 100% of the ordinary shares of St.George for $12,165 million. This cost includes $49 million in cash (including transaction costs of $45 million and the net cost of $4 million for the on-market purchase of Westpac ordinary shares to replace existing St.George employee share based payment arrangements) and the issue of approximately 742.6 million new Westpac ordinary shares at $16.32 per share, based on the closing price of Westpac ordinary shares on the Australian Securities Exchange on 17 November 2008.

2.1.2.      Goodwill

Goodwill of $6.1 billion arose in the business combination from the difference between the consideration paid and the fair value of net assets, identifiable intangible assets and contingent liabilities acquired.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 — Guide to the Westpac 2009 Interim Profit Announcement template

2.1.3.      Merger accounting adjustments

The table below provides a summary of the differences between the St.George pre-merger balance sheet carrying amounts and the recognised values in the opening balance sheet (“the merger adjustments”), including the recognition of intangible assets:

			Merger adjustments
		Pre-merger	Fair value
		carrying	adjustments and	Goodwill,		Recognised
		amount at 17	accounting policy	intangibles and		values on
$million	Ref	November 2008	alignment	reclassifications		merger

Assets
Cash and balances with central banks		423	—	—		423
Due from other financial institutions		10,357	—	—		10,357
Derivative financial instruments		7,155	—	—		7,155
Trading securities		6,702	—	—		6,702
Available-for-sale securities	2.2.3	2,410	(158)	—		2,252
Loans	2.2.3 & 2.2.4	120,820	(687)	—		120,133
Life insurance assets		59	—	—		59
Goodwill	2.1.2	1,186	—	4,961		6,147
Intangible assets excluding goodwill:
Core deposit intangible	2.2.1	—	—	1,494		1,494
Brand names	2.2.1	—	—	636	$2.4 bn	636
Distribution relationships - financial planners	2.2.1	—	—	191		191
Customer relationships - credit cards	2.2.1	—	—	89		89
Software		190	(107)	—		83
Property, plant and equipment	2.2.3	337	(16)	—		321
Current tax assets		63	—	—		63
Deferred tax assets		258	(258)	—		—
Other assets	2.2.3	851	(11)	—		840
Total assets		150,811	(1,237)	7,371		156,945
Liabilities
Due to other financial institutions		5,756	—	—		5,756
Deposits at amortised cost	2.2.2	84,540	214	—		84,754
Derivative financial instruments	2.2.3	3,322	(8)	—		3,314
Other trading liabilities and other financial liabilities designated at fair value		6,829	9	—		6,838
Debt issues	2.2.3	35,287	(708)	—		34,579
Acceptances		3,009	—			3,009
Deferred tax liabilities		—	(410)	532		122
Life insurance policy liabilities		38	—	—		38
Provisions	2.2.3	858	7	—		865
Other liabilities	2.2.3	1,562	168	—		1,730
Total liabilities (excluding loan capital)		141,201	(728)	532		141,005
Loan capital
Subordinated bonds, notes and debentures (1)	2.2.3	3,397	(129)	500		3,768
Total loan capital		3,397	(129)	500		3,768
Total liabilities and loan capital		144,598	(857)	1,032		144,773
Net assets		6,213	(380)	6,339		12,172
Minority interests		(7)	—	—		(7)
Net assets and liabilities attributable to Westpac Banking Corporation		6,206	(380)	6,339		12,165

Due to the timing of the merger and the complexity of the merger accounting, the fair values currently reported are provisional and subject to further review up to 17 November 2009.

Following the redemption of St.George’s hybrid instruments, namely the St.George CPS, St.George CPS II and St.George SPS, on 31 March 2009, St.George and all its 100% owned Australian subsidiaries became part of the Westpac tax consolidated group. This will result in the reset of the tax base of certain St.George assets. No adjustment has been made to estimate the reset tax base of St.George’s assets for the purposes of preparing the interim financial statements, as the financial effect of joining the Westpac tax consolidated group has not been finalised. When the reset tax bases are finalised, they may result in material adjustments to certain deferred tax balances recognised by the Westpac Group with corresponding adjustments to goodwill or the reported results of the Westpac Group depending on when the deferred tax balances arose.

(1)

Included as part of the merger adjustments for subordinated bonds, notes and debentures is the reclassification of the St.George SAINTS of $350 million and SPS of $150 million from equity to loan capital.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 — Guide to the Westpac 2009 Interim Profit Announcement template

2.2.         Implications for the income statement

The merger accounting adjustments impact the reported and pro forma income statements because certain identified intangible assets are required to be amortised over their useful life and other merger adjustments are required to be unwound over the expected life of the related asset or liability. The impact of the merger accounting adjustments on the income statement is explained below.

2.2.1.      Intangible assets

Westpac has recognised two types of intangible assets as a result of the merger accounting:

•      St.George and BankSA brand intangible assets of $636 million, which have been determined on a relief from royalty approach and are determined to have an indefinite life; and

•      Intangible assets that have a definite life. Assets in this category include the core deposit intangible ($1,494 million), distribution relationships — financial planners ($191 million) and customer relationships — credit cards ($89 million), which are being amortised over their expected lives.

Refer to Sections: 3.1, 10.1 and 11.1

The core deposit intangible represents the value of St.George’s retail deposit base. The value is calculated by measuring the difference between the cost of deposit accounts and an alternate source of wholesale funding.

On a reported basis, the intangible assets and related amortisation are recognised in the business units to which they relate. With the exception of capitalised software, the amortisation of intangible assets will be treated as a cash earnings adjustment in the pro forma income statement and the relevant business units’ cash earnings because it is a non-cash item and does not affect returns to shareholders.

The intangible assets cash earnings adjustments for the First Half 2009 will impact the following line items in the income statement:

	Reported	Cash earnings
$m	result	adjustment
Amortisation of intangible assets	(78)	78
Operating expenses	(78)	78
Tax expense	24	(24)
Net profit after tax/cash earnings	(54)	54

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 — Guide to the Westpac 2009 Interim Profit Announcement template

2.2.2. Short-term wholesale funding and deposits

The merger adjustments relating to short-term wholesale funding and deposits have been recognised in the Group Business Unit and can be segregated into:

•      An increase of $109 million in the pre-merger carrying value of St.George short-term wholesale borrowings. This increase reflects movements between short term interest rates at origination and interest rates at 17 November 2008; and

•      An increase of $114 million in the pre-merger carrying value of St.George term deposits. The increase reflects movements between interest rates at origination and interest rates at 17 November 2008.

Refer to Sections: 3.1, 10.1 and 11.1

These merger adjustments will be unwound during the year ending 30 September 2009, consistent with the contractual maturity of the borrowings and deposits. Reflecting this unwind, reported net interest income increased by $168 million in First Half 2009.

Due to the significant size and non-recurring nature of these adjustments they will be treated as a cash earnings adjustment and excluded from pro forma cash earnings in First Half 2009.

The short-term wholesale funding and deposits cash earnings adjustment for the First Half 2009 will impact the following line items in the income statement:

	Reported	Cash earnings
$m	result	adjustment
Current and term deposits interest expense	168	(168)
Net interest income	168	(168)
Tax expense	(50)	50
Net profit after tax / cash earnings	118	(118)

2.2.3.      Other merger adjustments (excluding credit provisioning alignment)

Other merger adjustments include adjustments to available for sale securities (based on estimates that Westpac would apply to value similar assets), loans, debt issues and loan capital, along with other assets and liabilities. Adjustments have also been made to facilitate the alignment of accounting policy application between Westpac and St.George.

The unwind of these merger adjustments will be reflected in the reported income statement and cash earnings. In the First Half 2009 this has resulted in a $2 million reduction to cash earnings. Due to their size, the unwind of these adjustments will not be treated as a cash earnings adjustment in First Half 2009.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

2.2.4.      Application of credit provisioning accounting policies

The alignment of the application of credit provisioning accounting policies between St.George and Westpac resulted in an increase in the St.George impairment provision at 17 November 2008. The primary drivers for the increase include the alignment of risk grades and provisioning methodology for the collectively assessed provision and an adjustment to the economic overlay collective impairment provision.

At 17
November
$ million	2008

Collectively assessed provision increases:
Alignment of collectively assessed provision risk grades and provisioning methodology	412
Economic overlay impairment provision adjustment	99
511

In addition, there was an increase of $66 million in relation to the alignment of individually assessed provisions. No adjustment has been made to St.George provisions included in the pro forma impairment provision at 31 March 2008 or 30 September 2008. As a result, with the exception of some minor reclassifications, St.George impairment charges for the prior periods are consistent with previously reported St.George results.

2.3.         Impacts on Regulatory Capital

At our Merger Briefing in December 2008, we indicated that we had made an allowance for a $500 million reduction in capital for the impact of the fair value process and alignment of accounting policy application between Westpac and St.George.

The capital impact has reduced from $500 million to $379 million following the resolution of the technical accounting issue in relation to goodwill and intangible assets outlined in December 2008.

The $379 million reduction in capital relates to:

•                  $185 million capital impact of additional impairment provisioning calculated as at 1 October 2008. This impact takes into account an increase of $557(2) million in provisions offset by the St.George General Reserve for Credit Losses reducing by a post tax $205 million to $nil; and

•                  The fair valuation of tangible assets and liabilities, including the Crusade CP No. 1 assets, and the impact of aligning accounting policy application, which has resulted in a reduction of $194 million to capital.

(2) This is a pre-tax number and represents the change in provision as at 1 October 2008 which has been used for capital and pro forma income statement purposes.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

3.	ORGANISATIONAL STRUCTURE AND COMPARATIVE REVISIONS

3.1.	Organisational restructure

In mid 2008, Westpac announced a number of changes to its organisational structure. Following the implementation of these changes and the completion of the St.George merger, Westpac’s organisation structure has five primary customer-facing business units, as outlined below:

Westpac Retail			Westpac
and	St.George Retail	BT Financial	Institutional	Westpac
Business Banking	& Business Bank	Group	Bank	New Zealand
(Westpac RBB)(3)	(St.George RBB)	(BTFG)	(WIB)	(NZ)

Incorporates former Westpac Business Financial Services (BFS) and Consumer Financial Services (CFS) Premium Business Group(4) moved to WIB	St.George retail and business(5) banking operations including BankSA	Includes St.George wealth and Private Bank	Includes St.George corporate and institutional Includes Premium Business Group	No change

In the Interim Profit Announcement, Westpac will report pro forma results for the First Half 2009 and pro forma comparatives for the prior two half years based on this structure.

Importantly, while the preparation of pro forma numbers has resulted in changes to business unit comparatives and the reclassification of line items, it has not resulted in any changes to the previously reported cash earnings of Westpac and St.George.

In addition, some minor re-allocations of expenses and income have been made across the business units to reflect changes to income and cost allocation methodologies and the transfer of customers between businesses.

3.2.         Impact on business unit cash earnings

The business unit restructures and comparative revisions impact various line items across the income statements of the relevant business units. In summary, the net impact of these revisions on the business unit cash earnings in the First Half 2008 and Second Half 2008 was as follows:

Refer to Sections: 6, 10.1 and 11.2

First half 2008 pro forma cash earnings	Westpac	St.George				Pacific
$m	RBB	RBB	WIB	BTFG	NZ (A$)	Banking	GBU	Group

As reported at 30 Sept 2008	979	—	260	194	210	45	151	1,839
Business unit restructures	(124)	—	123	1	—	—	—	—
Comparative revisions	(12)	—	4	5	(5)	—	8	—
Restated Westpac business units	843	—	387	200	205	45	159	1,839
Integration of St.George	—	500	33	50	—	—	20	603
Pro forma as reported at 31 March 2009	843	500	420	250	205	45	179	2,442

(3) Westpac RBB business customers have facilities that typically do not exceed $15 million.

(4) Premium Business Group serves customers with facilities typically between $10 million and $100 million.

(5) St.George business customers have facilities that typically do not exceed $150 million.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

Second half 2008 pro forma cash earnings	Westpac	St.George				Pacific
$m	RBB	RBB	WIB	BTFG	NZ (A$)	Banking	GBU	Group

As reported at 30 Sept 2008	1,019	—	306	195	195	48	124	1,887
Business unit restructures	(100)	—	98	2	—	—	—	—
Comparative revisions	(10)	—	5	2	(5)	—	8	—
Restated Westpac business units	909	—	409	199	190	48	132	1,887
Integration of St.George	—	515	24	76	—	—	103	718
Pro forma as reported at 31 March 2009	909	515	433	275	190	48	235	2,605

The comparative revisions impact the income statement, business unit net interest margin, loans, deposits, total assets and economic profit of Westpac RBB, St.George RBB, WIB, BTFG, NZ and Group Business Unit (GBU).

More detail on how the business restructuring has impacted comparatives is provided below.

3.3.	Loans and deposits

3.3.1.	Business unit loans and deposits

Pro forma business unit loans and deposits have been revised to reflect the business unit restructures and the integration of St.George.	Refer to Section: 6

A breakdown of loans and deposits by product (housing, business and other) has also been provided for Westpac RBB, St.George RBB and NZ to provide detail on the growth in these items.

Income is now recognised directly in the business unit that distributes the product rather than the business unit that manufactures the product. For example, net interest income earned from mortgages sold by Private Bank is now recognised in BTFG. Previously the net interest income was recognised in CFS, the manufacturer of mortgages, and BTFG received its share of associated income through an internal revenue payment from CFS that was reflected in non-interest income.

3.3.2.	Westpac Group loans and deposits

Westpac Group loans and deposits will be presented on a product basis in Section 5.2.1 because this will form the basis for the commentary on the Westpac Group’s loans and deposits. Previously, Westpac Group loans and deposits were analysed by business unit in the corresponding section of the Profit Announcement.

Refer to Section: 5.2.1

3.4.	Business unit economic profit

For business units that now include part of the St.George business, economic profit is presented on a pro forma basis. First Half 2009 business unit economic profit has been calculated using Westpac methodology and comparative business unit economic profit has been calculated using a combination of Westpac’s and St.George’s internal capital allocation models.

Refer to Sections: 6 and 12

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

3.5.	Credit disclosures

The following changes have been made to the credit disclosures and key metrics:

•      An additional credit quality metric “Collectively assessed provisions to credit risk weighted assets” has been included in Section 3.2.3 Key Financial Data – Reported Asset Quality, Section 5.3.1 Credit Quality Key Metrics and Section 8 Note 16. Impaired assets and provisioning ratios;

Refer to Sections: 3.2.3, 5.3.1 and 8.5
Note 16

•      In Section 5.3.1 Credit Quality Key Metrics, an additional metric for “Business impaired assets to total committed exposures” for Business Australia, Business New Zealand and Institutional, in addition to the Group metric;

“Business impaired assets to total committed exposures” captures all impaired business loans. It is considered to be a more meaningful measure of the quality of the business portfolio than “Business delinquencies > 90 days” metric as the business delinquency measure does not reperesent the entire portfolio. We have therefore removed the business delinquency measure;

Refer to Section: 5.3.1

•      In Section 5.3.1 Credit Quality Key Metrics, additional metrics have been provided to show “Other consumer loans” delinquency measures for Australia and New Zealand. To provide consistency, the “Unsecured consumer delinquency” metric in the New Zealand section has been replaced with the “Other consumer delinquencies” metric for New Zealand. The key difference between the two metrics is that consumer overdrafts were not previously included in the “Unsecured consumer delinquency” metric;

Refer to Section: 5.3.1, 6.5.1

•      Credit delinquency metrics reported for Westpac RBB reflect the product portfolio of the Westpac RBB business unit and differ to the credit delinquency metrics previously reported for CFS and BFS; and

Refer to Section: 6.1.1

•      Comparatives for Note 9. Pro forma non-performing loans and Note 10. Pro forma movement in gross impaired assets in Section 7 include St.George overdrafts and revolving credit greater than 90 days, consistent with Westpac disclosures. Overdrafts and revolving credit greater than 90 days were excluded from previous St.George impaired assets disclosures.

Refer to Section: 7 Notes 9 and 10

3.6.         Product spreads

Product spreads are provided in the Group section for Australia and New Zealand retail banking operations across different products. Pro forma Australia product spreads have been prepared for comparative periods incorporating the St.George business.

Refer to Section: 4.3.3

3.7.         Market share and system multiples

Market share and system multiple metrics are now provided in the Group section for Australia and the New Zealand retail banking operations. Pro forma Australia market share and system multiple metrics have been prepared for comparative periods that incorporate the St.George business.

Refer to Sections: 4.3.1 and 4.3.2

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

3.8.	BTFG key metrics

3.8.1.	Funds under management (FUM) and Funds under administration (FUA)

Pro forma FUM and FUA in BTFG has been prepared as at 31 March 2008 and 30 September 2008 to include FUM relating to the Advance Fund Management business and FUA relating to the Asgard business. The pro forma FUM and FUA is not a simple aggregation of the previously reported BTFG FUM/FUA and St.George FUM and FUA because adjustments have been made to eliminate inter-fund investments between BTFG, Asgard and Advance Fund Management, as shown below:

Refer to Sections: 5.2.2 and 6.4.1

	As at 31 March 2008
	WBC - as	St.George - as	Inter-group
	reported at 30	previously	funding	Pro forma
$billion	September 2008	reported	elimination	FUM/FUA

FUM
BT Financial Group	35.3	—	(0.8)	34.5
Advance Fund Management	—	7.3	(4.4)	2.9
Westpac Institutional Bank	9.3	—	—	9.3
New Zealand	1.6	—	—	1.6
Group FUM	46.2	7.3	(5.2)	48.3
FUA - BT Financial Group	42.4	—	—	42.4
Asgard	—	33.3	—	33.3
Group FUA	42.4	33.3	—	75.7
Total FUM/FUA	88.6	40.6	(5.2)	124.0

	As at 30 September 2008
	WBC - as	St.George - as	Inter-group
	reported at 30	previously	funding	Pro forma
$billion	September 2008	reported	elimination	FUM/FUA

FUM
BT Financial Group	32.3	—	(0.8)	31.5
Advance Fund Management	—	6.5	(4.0)	2.5
Westpac Institutional Bank	9.3	—	—	9.3
New Zealand	1.7	—	—	1.7
Group FUM	43.3	6.5	(4.8)	45.0
FUA - BT Financial Group	41.6	—	—	41.6
Asgard	—	31.1	—	31.1
Group FUA	41.6	31.1	—	72.7
Total FUM/FUA	84.9	37.6	(4.8)	117.7

3.8.2.	Lenders Mortgage Insurance

With the inclusion of the St.George insurance business in BTFG for reporting purposes, Lenders Mortgage Insurance now represents approximately 17%(6) of BTFG’s insurance business. Therefore additional metrics, including total cash earnings, loss ratios and gross written premiums, are disclosed separately for Lenders Mortgage Insurance. Previously Lenders Mortgage Insurance was included as part of General Insurance.

Refer to Section: 6.4.2

3.8.3.	Loss ratios for Insurance business

“Combined ratios”, which measure claims costs plus operating expenses over premium revenue, were previously disclosed for General Insurance. To achieve consistency with Life Insurance, these ratios have been replaced with “Loss ratios” that measure claims over earned premium plus reinsurance rebate plus exchange commission.

Refer to Section: 6.4.2

(6) Based on Full Year 2008 net operating income.

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

4.	OTHER COMPARATIVE REVISIONS

4.1.	Credit card reward scheme expenses

Westpac has adopted the Australian equivalent of the international accounting guidance, Interpretation 13: Customer Loyalty Programmes, with effect from 1 October 2007. The change requires that Westpac moves from providing for the cost of fulfilling its potential obligation to recognising deferred revenue based upon loyalty points sold. The deferred income is recognised as revenue when loyalty points are redeemed and Westpac fulfils its obligations.

The change in accounting policy results in a decrease in retained earnings of $34 million, an increase in the credit card loyalty programme balance of $48 million and an increase in the net deferred tax asset balance of $14 million at 1 October 2007, 31 March 2008 and 30 September 2008, respectively.

The revised interpretation has resulted in a gross up of comparative Group and Westpac RBB revenue and expenses. Both non-interest income and operating expenses increased by $104 million in the First Half 2008 and $81 million in the Second Half 2008, respectively. These revisions are reflected in “Transaction fees and commissions received” and a new line “Credit card loyalty costs” and will be presented on this basis going forward.

Prior period expense to income ratios have been revised to reflect the revision to income and expenses.

Capital ratios and the average balance sheet have not been revised to reflect the revision to retained earnings as the impact is not material.

Refer to Sections: 3.1, 3.2, 4.1, 4.2, 5.1, 5.2.2, 5.2.3, 6.1, 7.1 Notes 4 and 5, 8.1, 8.2, 8.3, 8.5 Note 5, 6 and 23, 10.1, 11.1, 11.2, 11.4 and 11.5

4.2.         Treatment of Hastings wealth management income

Management fees derived from the Hastings business in WIB, previously presented as “Service and management fee” and “Other non-risk fee income”, has been reclassified to “Wealth management and insurance income” in the non-interest income note to more accurately reflect the nature of the income.

Refer to Sections: 5.2.2, 5.2.3, 7 Note 4, 8.5 Note 5

The revision to comparatives in the pro forma non-interest income note is as follows:

	Half Year March 08
	As reported				Revised
	at 30	WBC cash			pro forma
	September	earnings	Hastings	Inclusion of	non-interest
$ million	2008	adjustments	adjustment	St.George	income (6)

Fees and commissions
Service and management fees	21	—	(20)	—	1
Other non - risk fee income	85	—	(12)	—	73

Wealth management and insurance income
Life insurance and funds management net operating income	399	132	32	112	675

	Half Year Sept 08
	As reported				Revised
	at 30	WBC cash			pro forma
	September	earnings	Hastings	Inclusion of	non-interest
$ million	2008	adjustments	adjustment	St.George	income (6)

Fees and commissions
Service and management fees	26	—	(22)	—	4
Other non - risk fee income	121	—	(10)	3	114

Wealth management and insurance income
Life insurance and funds management net operating income	469	37	32	135	673

(7) Cash earnings basis

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

The Banking expense to income ratios for First Half 2008 and Second Half 2008 have been revised to exclude income and expenses from Hastings wealth management activities. Hastings wealth management income and expenses are now included in the calculation of the Wealth Management expense to income ratios and cash earnings.

Refer to Section: 3.1.1, 4.1.2 and 6.0

4.3.         Change in defined benefit superannuation accounting policy

Westpac has elected to change its defined benefit accounting policy to align with evolving market practice by recognising all actuarial gains and losses directly to retained earnings, with effect from 1 October 2007. Previously, Westpac applied the corridor approach under which actuarial gains and losses outside of the corridor were recognised in the balance sheet and income statement over the remaining average working lives of active members.

The change in approach does not impact the income statement in First Half 2008 or Second Half 2008. The balance sheet, however, has been revised as follows to reflect the changes to the retirement benefit liability, retained earnings and deferred tax balances:

Refer to Sections: 3.2, 4.2, 5.4, 8.2, 8.4, 8.5 note 23 and 11.5

	As at	As at
Adjustment ($m)	30 Sept 2008	31 Mar 2008

Deferred tax	114	14
Retirement benefit liability	(381)	(46)
Net assets	(267)	(32)

Retained earnings	(267)	(32)
Total equity	(267)	(32)

This change in accounting policy has no impact on the previously reported Westpac Group’s capital position because the superannuation net deficit was already a capital deduction for regulatory capital purposes.

The average balance sheet has not been revised to reflect the revisions to non-interest bearing liabilities and retained earnings as the impact is not material.

4.4.         Net tangible assets per ordinary share

Net tangible assets per ordinary share has been restated to reflect the reduction in retained earnings due to the change in accounting treatment for the defined benefit superannuation scheme and customer loyalty programmes.

Net tangible assets per ordinary share has been revised from $7.53 to $7.50 at 31 March 2008 and from $7.87 to $7.71 at 30 September 2008.

Refer to Section: 3.1.1

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 1 – Guide to the Westpac 2009 Interim Profit Announcement template

5.	OTHER ITEMS

5.1.	Cash earnings to average tangible equity

Cash earnings to average tangible equity for the Group is now disclosed as a key metric in Section 4.2.2 in addition to the cash earnings to average ordinary equity metric.

Average tangible equity equals average total equity less goodwill and identifiable intangible assets, which include the core deposit intangible, brand intangibles, distribution relationships and customer relationships. Management believes that average tangible equity is a meaningful measure as it reflects equity actually committed by shareholders to the merged Group.

Refer to Section: 4.2.2

5.2.         Capital adequacy disclosure

The following changes have been made to Note 19: Capital Adequacy in Section 8: Reported Financial Information, to align disclosure with Westpac’s Pillar 3 disclosure:

•      “General reserve for credit loss adjustments” is now disclosed as a separate line item within Tier 1 capital and as a deduction from Tier 2 capital. This was previously included within “Regulatory expected loss”; and

•      “Excess investments in non-subsidiary entities” is now disclosed as a separate line item within Tier 1 capital and as a deduction from Tier 2 capital. This was previously included within “Tangible investments in non-consolidated subsidiaries”.

Refer to Section: 8.5 Note 19

5.3.         Dividend pay-out ratio (cash earnings basis)

The dividend pay-out ratio, on a pro forma cash earnings basis, for First Half 2009 will be calculated as actual aggregate cash dividends divided by pro forma cash earnings due to the significant number of shares issued as part of the merger and recent capital management activity. Prior period dividend payout ratios (cash earnings basis) will not be revised as the change is not material.

Refer to Section: 4.1.1

5.4.         New Zealand business and customer satisfaction metrics

New Zealand business customer satisfaction metrics have been included for the first time.

New Zealand customer satisfaction metrics are now provided based on 12 month rolling average data. Nielsen Consumer Finance Monitor Toplines implemented new survey methodology in the December 2007 quarter and therefore comparative customer satisfaction data for First Half 2008 is not available.

Refer to Section: 6.5

PRESS RELEASE	Interim Profit Announcement 2009

APPENDIX 2

Key Tables for the Interim Profit Announcement

1 May 2009

As referred to in the market release dated

1 May 2009

PRESS RELEASE	Appendix 2 - Interim Profit Announcement 2009

This page has been left intentionally blank

BASIS OF PREPARATION AND STRUCTURE OF DOCUMENT	Appendix 2 - Interim 2009 Template Release

2.1          REPORTED RESULTS AND PRO FORMA FINANCIAL INFORMATION

On 1 December 2008, Westpac Banking Corporation (“Westpac”) completed its merger with St.George Bank Limited (“St.George”) by way of a scheme of arrangement (“the merger”). This merger was approved by holders of St.George ordinary shares on 13 November 2008 and subsequently approved by the Federal Court of Australia on 17 November 2008. For consolidation purposes, the transaction was effective from close of business on 17 November 2008.

To assist in providing greater clarity of the Westpac Group’s performance compared with prior periods, we have presented “pro forma” information for the merged Westpac Group in this announcement, in addition to our statutory disclosures. We will use the following terms to describe the respective information throughout this document:

•                  “Reported financial information” refers to information prepared on the same basis as the interim statutory accounts of the Westpac Group for the half year ended 31 March 2009 which incorporates the results of St.George from, and including, 18 November 2008; and

•                  “Pro forma financial information”(1) is prepared assuming that the merger was completed on 1 October 2007 and is based on aggregating Westpac and St.George’s financial results from this date. Pro forma financial information is presented to facilitate a more meaningful comparison of the Westpac Group’s performance for the six months ended 31 March 2009. Pro forma income statements are presented on a cash earnings basis. The commentary on the performance of the Group in Section 5, and the performance of the business units in Section 6, is based on the pro forma financial information.

2.1.1       Basis of preparation of pro forma financial information

The pro forma financial information for the half years ended 31 March 2009 (“First Half 2009”), 30 September 2008 (“Second Half 2008”) and 31 March 2008 (“First Half 2008”) has been prepared on the basis described below.

Income statements and associated notes to the income statement

•                  First Half 2008 and Second Half 2008 Group cash earnings and business unit cash earnings.

The pro forma income statements for the Westpac Group and business unit cash earnings results for the First Half 2008 and Second Half 2008 have been prepared as if the merger between Westpac and St.George was completed on 1 October 2007. The information presented aggregates the previously reported group cash earnings results of the two entities for these periods.

There has been no change to the previously reported cash earnings of Westpac and St.George to aggregate pro forma Group cash earnings, however, classification adjustments have been made to previously reported line items of St.George cash earnings to align them with Westpac Group disclosures. The impact of the allocation of purchase consideration, associated fair value adjustments and impacts of accounting policy alignments have not been included in the comparatives.

There were no material transactions between Westpac and St.George requiring elimination in the pro forma income statements.

The income statements of the business units have been prepared assuming the re-organisation of the merged Group into the current operating model (which became effective in July 2008) occurred on 1 October 2007. For example, St.George wealth operations are now reported in BT Financial Group.

(1) Important information on the basis of preparation of pro forma financial information — The pro forma financial information is prepared on the assumption that the merger was completed on 1 October 2007 with the exception of the impact of the allocation of purchase consideration, associated fair value adjustments and accounting policy alignments, which are only incorporated from the actual date of the merger for consolidation purposes, 17 November 2008. The pro forma financial information is unaudited. It is provided for illustrative information purposes to facilitate comparisons of the latest period with prior periods and is not meant to be indicative of the results of operations that would have been achieved had the merger actually taken place at the date indicated.

The pro forma financial information should be read in conjunction with:

•                  The reported financial information in this announcement; and

•                  The historical consolidated financial statements of Westpac and St.George as at and for the year ended 30 September 2008.

Future operating results may differ materially from the unaudited pro forma financial information presented in this announcement due to various factors including those described under “Disclosure Regarding Forward-Looking Statements” in Section 9.2 and under the section captioned “Principal risks and uncertainties” in Westpac’s 2009 Interim Financial Report.

BASIS OF PREPARATION AND STRUCTURE OF DOCUMENT	Appendix 2 - Interim 2009 Template Release

Pro forma combined notes associated with the income statements, including net interest income, non-interest income and operating expenses, have been prepared on the basis set out above. These notes are included in Section 7.

•     First Half 2009 Group cash earnings and business unit cash earnings

The pro forma Group income statement and business unit income statements for the First Half 2009 are presented on the basis that Westpac and St.George were a merged Group from 1 October 2008.

In calculating cash earnings for First Half 2009, the difference in approach to prior periods is a consequence of the merger with St.George. Material one-off fair value impacts associated with the merger have been excluded from cash earnings, namely the $168 million gain on deposits and short term wholesale funding and the amortisation of intangible items. Other fair value items have been included from the 17 November 2008, and are not material in this result.

Reconciliations between the reported income statements of Westpac and St.George and the pro forma income statements for First Half 2008, Second Half 2008 and First Half 2009 are shown in sections 11.1 and 11.4.

Balance sheets and average balance sheets

•     Balance sheets as at 31 March 2008 and 30 September 2008

The pro forma balance sheets as at 31 March 2008 and 30 September 2008 have been prepared by aggregating the respective reported statutory balance sheets of Westpac and St.George at these dates. The presentation of certain comparatives of St.George have been aligned with the presentation of Westpac Group’s balance sheet to facilitate trend analysis.

The pro forma balance sheets at 31 March 2008 and 30 September 2008 have not been adjusted to reflect the impact of the allocation of purchase consideration, associated fair value adjustments, and accounting policy alignments arising from the merger.

Pro forma loans, deposits, impairment provisions and impaired assets notes associated with the balance sheet have also been prepared on the basis set out above. These notes are included in Section 7.

Cross holdings of liquid securities between Westpac and St.George at 31 March 2008 and 30 September 2008 have not been eliminated in the pro forma balance sheets.

Reconciliations between the reported statutory balance sheets of Westpac and St.George and the pro forma balance sheets at 31 March 2008 and 30 September 2008 are shown in Section 11.5

•               First Half 2008, Second Half 2008 and First Half 2009 average balance sheets

The pro forma average balance sheets have been prepared using the same principles as the pro forma income statements and pro forma balance sheets with the exception that the average balance sheet methodology for St.George has been changed, where applicable, from a monthly average approach to a daily average approach. As a result, the St.George components of the pro forma average balance sheets for First Half 2008 and Second Half 2008 will not agree to the St.George average balance sheets previously disclosed.

Reconciliations between the previously reported average balance sheets of Westpac and St.George and the pro forma balance sheets for First Half 2008 and Second Half 2008 are shown in Section 11.6.

Earnings per share

Pro forma cash earnings per share for the First Half 2009 is calculated based on the pro forma cash earnings result and a pro forma weighted average number of shares. The pro forma weighted average number of shares assumes the 742.6 million new Westpac ordinary shares issued in relation to the merger were issued on 1 October 2008.

Pro forma cash earnings per share has not been calculated for First Half 2008 or Second Half 2008.

Key metrics

Where it is considered appropriate and meaningful, key metrics for First Half 2008, Second Half 2008 and First Half 2009 have been prepared on a pro forma basis to provide an indication of what these key metrics may have been if the merger of Westpac and St.George had occurred on 1 October 2007.

Pro forma key metrics included in this document include:

•               Market share and system multiples;

•               Product spreads;

BASIS OF PREPARATION AND STRUCTURE OF DOCUMENT	Appendix 2 - Interim 2009 Template Release

•               Loan and deposit growth; and

•               Funds under management (“FUM”) and funds under administration (“FUA”).

Capital, funding and asset quality disclosures

The capital position and asset quality metrics have not been prepared on a pro forma basis as it is considered more meaningful to compare the capital and asset quality positions of Westpac prior to the merger with the respective positions at 31 March 2009 following implementation of the merger.

Pro forma funding comparatives have not been provided as it is not practical to do so.

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

3.1          REPORTED RESULTS

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		3,752	3,470
Non-interest income		1,955	2,428
Net operating income		5,707	5,898
Operating expenses		(2,899)	(2,556)
Core earnings		2,808	3,342
Impairment charges		(498)	(433)
Profit from ordinary activities before income tax		2,310	2,909
Income tax expense		(613)	(674)
Net profit		1,697	2,235
Net profit attributable to minority interests		(40)	(33)

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC		1,657	2,202

St.George cash earnings prior to merger		718	603

WBC cash earnings adjustments:

Non-merger related cash earnings adjustments:
TPS revaluations		(24)	(33)
Treasury shares		(6)	(19)
Unrealised NZ Retail earnings hedges		1	3
Ineffective hedges		2	(3)
Gain from BTIM IPO		20	(106)
Gain from Visa IPO		—	(205)
One-off expenses		226	—
		219	(363)
St.George related cash earnings adjustments:
Merger transaction and integration expenses		11	—
Amortisation of intangible assets		—	—
Short-term wholesale funding and deposits		—	—
		11	—
Total WBC GROUP cash earnings adjustments		230	(363)

PRO FORMA CASH EARNINGS		2,605	2,442

3.1.1       Reported Key Financial Data – Earnings

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Shareholder value
Earnings per ordinary share (cents)		88.0	118.0
Weighted average ordinary shares (millions)		1,878	1,865
Fully franked dividends per ordinary share (cents)		72	70
Dividend payout ratio (%)		81.8	59.3
Net tangible assets per ordinary share ($)		7.71	7.50

Productivity and efficiency		50.8	43.3
Expense to income ratio (%)		50.3	42.1
Total banking expense to income ratio (%)

Business performance
Interest spread (%)		1.80	1.72
Interest margin (%)		2.10	2.05
Average interest earning assets ($m)		360,701	342,613

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

3.2          SUMMARY BALANCE SHEET

3.2.1       Reported Summary Balance Sheet

	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Assets
Cash		4,809	4,109
Due from other financial institutions		21,345	30,094
Trading assets, financial assets and available-for-sale securities		43,694	27,462
Derivative financial instruments		34,810	22,859
Loans		313,545	298,100
Life insurance assets		12,547	13,407
Other assets		8,926	9,138
Total assets		439,676	405,169
Liabilities
Due to other financial institutions		15,861	13,776
Deposits		233,730	223,477
Trading liabilities and other financial liabilities		16,689	10,481
Derivative financial instruments		24,970	19,627
Debt issues		100,369	92,397
Life insurance liabilities		11,953	12,738
Loan capital		8,718	6,692
Other liabilities		7,915	6,970
Total liabilities		420,205	386,158
Equity
Equity attributable to equity holders of WBC		17,547	17,091
Minority interests		1,924	1,920
Total equity		19,471	19,011

3.2.2       Key Financial Data – Reported Profitability and Capital Adequacy

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	March 09	March 09	Mar 09	Mar 09
Return on average ordinary equity		19.3%	27.2%
Average ordinary equity ($m)		17,202	16,196
Average total equity ($m)		19,123	18,111
Total committed exposures ($m)		495,389	462,109

Tier 1 capital ratio		7.8%	7.4%
Total capital ratio		10.8%	10.1%
Risk weighted assets ($m)		195,505	186,963

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

3.2.3       Key Financial Data — Reported Asset Quality

	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
	2009	2008	2008	Mar 09	Mar 09
Net impaired assets to equity and collectively assessed provisions		3.0%	2.6%
Total impaired assets to gross loans		0.4%	0.3%
Total impaired assets to equity and total provisions		5.4%	4.6%
Total impairment provisions to total impaired assets		45.4%	44.2%
Total stressed exposures as a % of total committed exposures		1.3%	1.0%
Total provisions to gross loans		69bps	62bps
Collectively assessed provisions to performing non-housing loans		113bps	104bps
Collectively assessed provisions to risk weighted assets		90bps	83bps
Collectively assessed provisions to credit risk weighted assets		105bps	94bps
Total provisions to risk weighted assets		111bps	100bps

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

4.1          PRO FORMA CASH EARNINGS

	Pro forma	Pro forma	Pro forma	% Mov’t%	Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		5,029	4,623
Non-interest income		2,625	2,581
Net operating income		7,654	7,204
Operating expenses		(3,216)	(3,224)
Core earnings		4,438	3,980
Impairment charges		(664)	(541)
Operating profit before tax		3,774	3,439
Income tax expense		(1,112)	(949)
Net profit		2,662	2,490
Net profit attributable to minority interests		(41)	(33)
Preference dividends		(16)	(15)
Pro Forma Cash Earnings		2,605	2,442
Effective tax rate		29.5%	27.6%

4.1.1       Pro Forma Key Financial Data – Shareholder Value

	Pro forma			% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Cash earnings per ordinary share (cents)		100.1	98.2
Economic profit ($m)		1,395	1,384
Weighted average ordinary shares (millions) - cash earnings		1,886	1,873
Dividend payout ratio - cash earnings (%)		71.9	71.3

4.1.2       Pro forma Key Financial Data – Productivity and Efficiency and Business Performance

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Productivity and efficiency
Expense to income ratio (%) - cash earnings		42.0%	44.8%
Total banking expense to income ratio (%) - cash earnings		40.8%	43.8%
Reported full-time equivalent employees (FTE)		36,690	37,562

Business performance
Interest spread (%)		1.74	1.68
Interest margin (%)		2.05	2.00
Average interest earning assets ($m)		494,826	466,407

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

4.2          SUMMARY BALANCE SHEET

4.2.1       Pro Forma Summary Balance Sheet

		Pro forma	Pro forma
	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Assets
Cash		5,031	4,404
Due from other financial institutions		31,962	38,738
Trading assets, financial assets and available-for-sale securities		53,886	35,677
Derivative financial instruments		38,200	25,481
Loans		433,514	411,543
Life insurance assets		12,547	13,407
Other assets		11,974	12,167
Total assets		587,114	541,417
Liabilities
Due to other financial institutions		17,606	14,659
Deposits		317,286	299,142
Trading liabilities and other financial liabilities		21,867	12,223
Derivative financial instruments		27,261	22,676
Debt issues		143,168	136,094
Life insurance liabilities		11,953	12,738
Loan capital		11,963	9,317
Other liabilities		9,536	8,696
Total liabilities		560,640	515,545
Equity
Equity attributable to equity holders of WBC		24,543	23,946
Minority interests		1,931	1,926
Total equity		26,474	25,872

4.2.2       Key Financial Data – Pro Forma Profitability

	Pro forma			% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Cash earnings to average ordinary equity		21.9%	22.7%
Cash earnings to average tangible ordinary equity		25.6%	26.6%
Average ordinary equity ($m)		17,202	16,196
Average tangible ordinary equity ($m)		14,762	13,812

4.2.3       Key Financial Data – Pro Forma Impairment Charges

	Pro Forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Impairment charges to average loans annualised		31bps	27bps
Annualised write-offs to average loans		18bps	12bps

RESULTS AT A GLANCE	Appendix 2 - Interim 2009 Template Release

4.3          MARKET SHARE AND PRODUCT SPREAD METRICS

4.3.1       Market Share

		Pro forma	Pro forma
Australia - Market Share (%)	1H09	2H08	1H08
Banking System (APRA)
Housing credit		25%	25%
Cards		26%	27%
Household deposits		23%	24%
Business deposits		22%	21%

Financial System (RBA)
Housing credit		22%	21%
Business credit		17%	17%
Retail deposits		20%	19%

New Zealand - Market Share (%)	1H09	2H08	1H08
Consumer lending		19%	19%
Deposits		21%	21%

4.3.2       System Multiples

		Pro forma	Pro forma
Australia - System Multiples	1H09	2H08	1H08
Banking System (APRA)
Housing credit		1.1	1.0
Cards		0.5	0.5
Household deposits		0.7	0.8
Business deposits		1.7	0.9

Financial System (RBA)
Housing credit		1.6	1.2
Business credit		2.1	0.9
Retail deposits		1.5	1.4

New Zealand - System Multiples	1H09	2H08	1H08
Consumer lending		1.0	1.0
Deposits		0.5	1.2

4.3.3       Product Spreads

		Pro forma	Pro forma
Australia - Major Spreads	1H09	2H08	1H08
Mortgages		0.66	0.67
Business lending		1.49	1.56
Cards		5.26	5.06
Institutional Lending (Global financing)		0.65	0.60
Deposits		2.09	2.11

New Zealand - Product Spreads	1H09	2H08	1H08
Consumer lending		1.27	1.11
Business lending		1.56	1.50
Deposits		1.60	1.81

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.1          PRO FORMA CASH EARNINGS SUMMARY

5.1.1       Pro Forma Cash Earnings

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		5,029	4,623
Non-interest income		2,625	2,581
Net operating income		7,654	7,204
Operating expenses		(3,216)	(3,224)
Core earnings		4,438	3,980
Impairment charges		(664)	(541)
Operating profit before tax		3,774	3,439
Income tax expense		(1,112)	(949)
Net profit		2,662	2,490
Net profit attributable to minority interests		(41)	(33)
Preference dividends		(16)	(15)
Pro Forma Cash Earnings		2,605	2,442
Effective tax rate		29.5%	27.6%

5.1.2       Impact of A$: NZ$ Exchange Rate Movements

	Half Year March 09 vs			Half Year March 09 vs
	Half Year March 08			Half Year Sept 08
	Pro forma			Pro forma
	cash			cash
	earnings	FX impact	% growth	earnings	FX impact	% growth
	% growth	$m	ex-FX	% growth	$m	ex-FX
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net Profit
Net profit attributable to minority interests
Pro Forma Cash Earnings

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.2          REVIEW OF EARNINGS

5.2.1       Net Interest Income

Loans

		Pro forma	Pro forma
	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Australia		381,232	359,967
Housing		220,802	208,920
Personal (loans and cards)		14,617	14,313
Business		141,518	131,138
Margin lending		5,785	6,626
Other (including provisions)		(1,490)	(1,030)

New Zealand (NZ$)		55,584	53,285
Housing		31,191	30,463
Personal (loans and cards)		1,521	1,496
Business		22,985	21,352
Other (including provisions)		(113)	(26)

Other Overseas		5,710	5,443

Group loans		433,514	411,543

Deposits

		Pro forma	Pro forma
	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09

Australia		265,628	247,675
At Call		123,126	118,306
Term		61,572	47,231
Certificates of deposit		72,169	73,870
Non-interest bearing		8,761	8,268

New Zealand (NZ$)		36,207	35,734
At Call		13,950	13,316
Term		15,927	15,790
Certificates of deposit		4,163	4,285
Non-interest bearing		2,167	2,343

Other Overseas		21,321	20,528

Group deposits		317,286	299,142

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

Margins

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	Mar 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income (pro forma cash earnings basis)		5,029	4,623
Tax equivalent gross-up		34	38
Adjusted net interest income (pro forma cash earnings basis)		5,063	4,661
Average interest earning assets		494,826	466,407
Interest margin (%) (pro forma)		2.05%	2.00%

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.2.2       Non-Interest Income

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Fees and commissions		1,330	1,330
Wealth management and insurance income		762	742
Trading income		411	440
Other income		122	69
Non-interest income		2,625	2,581

Group FUM/FUA

		Pro forma	Pro forma
	As at	As at	As at	% Mov’t	% Mov’t
FUM/FUA	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$bn	2009	2008	2008	Mar 09	Mar 09
FUM
BT Financial Group		31.5	34.5
Advance Fund Management		2.5	2.9
Westpac Institutional Bank		9.3	9.3
New Zealand		1.7	1.6
Group FUM		45.0	48.3
FUA
BT Financial Group		41.6	42.4
Asgard		31.1	33.3
Group FUA		72.7	75.7
Total FUM/FUA		117.7	124.0

WIB Markets

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		39	(3)
Non-interest income		275	353
Trading income		295	420
Other non-interest income		(20)	(67)
Total WIB Markets income		314	350

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.2.3       Operating Expenses

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Salaries & other staff expenses		(1,777)	(1,801)
Equipment & occupancy expenses		(489)	(449)
Other expenses		(950)	(974)
Total expenses		(3,216)	(3,224)

Full Time Equivalent Employees (FTE)

		Pro forma	Pro forma	Mov’t	Mov’t
	As at	As at	As at	Sept 08-	Mar 08-
Analysis of movement in FTE	31 March 2009	30 Sept 2008	31 March 2008	Mar 09	Mar 09
Permanent employees		34,604	35,128
Temporary employees		2,118	2,434
Total employees		36,722	37,562
Integration employees		32	—
Reported FTE		36,690	37,562

5.2.4       Impairment Charges

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
New IAPs		(242)	(266)
Write-backs		62	28
Recoveries		30	30
Total IAP, write-backs and recoveries		(150)	(208)
Write-offs		(306)	(234)
Other changes in CAPs		(208)	(99)
Total new CAPs		(514)	(333)
Total impairment charges		(664)	(541)

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.3          CREDIT QUALITY

5.3.1       Credit Quality Key Metrics

Stressed Exposures
Exposure by Credit Grade as a % of Total Committed Exposures	1H09	2H08	1H08
Impaired		0.24%	0.21%
90 days past due, well secured		0.15%	0.13%
Watchlist and substandard		0.91%	0.66%
Total Stressed Exposures		1.30%	1.00%

Business and Institutional Impairments	1H09	2H08	1H08
Business impaired assets to total committed exposures:
Business Australia		0.30%	0.26%
Business New Zealand		0.51%	0.17%
Institutional		0.29%	0.28%

Other consumer loans	1H09	2H08	1H08
90 days past due:
Group		1.00%	1.08%
Australia		0.91%	1.05%
New Zealand		1.53%	1.22%

Mortgage Loans	1H09	2H08	1H08
90 days past due:
Group		0.39%	0.35%
Australia		0.37%	0.35%
New Zealand		0.47%	0.34%

Other	1H09	2H08	1H08
Total impaired assets to gross loans		0.37%	0.32%
Total impairment provisions to total impaired assets		45.4%	44.2%
Total provisions to gross loans		69bps	62bps
Collectively assessed provisions to performing non-housing loans		113bps	104bps
Collectively assessed provisions to risk weighted assets		90bps	83bps
Collectively assessed provisions to credit risk weighted assets		105bps	94bps
Total provisions to risk weighted assets		111bps	100bps

	Pro forma	Pro forma	Pro forma
Other	1H09	2H08	1H08
Impairment charges to average loans annualised		31bps	27bps
Annualised write-offs to average loans		18bps	12bps

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.4          BALANCE SHEET AND FUNDING

Pro Forma Balance Sheet

		Pro forma	Pro forma
	As at	As at	As at	% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Assets
Cash		5,031	4,404
Due from other financial institutions		31,962	38,738
Trading assets, financial assets and available-for-sale securities		53,886	35,677
Derivative financial instruments		38,200	25,481
Loans		433,514	411,543
Life insurance assets		12,547	13,407
Other assets		11,974	12,167
Total assets		587,114	541,417
Liabilities
Due to other financial institutions		17,606	14,659
Deposits		317,286	299,142
Trading liabilities and other financial liabilities		21,867	12,223
Derivative financial instruments		27,261	22,676
Debt issues		143,168	136,094
Life insurance liabilities		11,953	12,738
Loan capital		11,963	9,317
Other liabilities		9,536	8,696
Total liabilities		560,640	515,545
Equity
Equity attributable to equity holders of WBC		24,543	23,946
Minority interests		1,931	1,926
Total equity		26,474	25,872

REVIEW OF GROUP OPERATIONS	Appendix 2 - Interim 2009 Template Release

5.5          CAPITAL AND DIVIDENDS

Risk weighted assets

	Loans (per Section 8)			RWA
	As at	As at	% Mov’t	As at	As at	% Mov’t
	31 March	30 Sept	Sept 08 -	31 March	30 Sept	Sept 08 -
$ million	2009	2008	Mar 09	2009	2008	Mar 09
Business purposes
On-balance sheet		126,343			85,799
Off-balance sheet					38,836
Total business purposes		126,343			124,635
Consumer purposes
On-balance sheet		189,147			38,906
Off-balance sheet					3,457
Total consumer purposes		189,147			42,363
St.George
On-balance sheet
Off-balance sheet
Total St.George
Provision for impairment		(1,945)
Total credit risk		313,545			166,998
(% of total RWA)					85%

Total on-balance sheet credit risk					124,705
Total off-balance sheet credit risk					42,293

Equity risk					604
Market risk					6,559
Operational risk					13,641
IRRBB					4,135
Other assets					3,568
Total non-credit					28,507
(% of total RWA)					15%
		313,545			195,505

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.0          BUSINESS UNIT RESULTS

				% Mov’t	% Mov’t
Cash earnings	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Westpac Retail & Business Banking		909	843
St.George Retail & Business Bank (pro forma)		515	500
Westpac Institutional Bank (pro forma)		433	420
BT Financial Group (Australia) (pro forma)		275	250
New Zealand		190	205
Pacific Banking		48	45
Group Business Unit (pro forma)		235	179
Total Group cash earnings (pro forma)		2,605	2,442
Less Wealth Management
Australia (pro forma)		220	231
New Zealand		17	14
Total Wealth Management (pro forma)		237	245
Total banking cash earnings (pro forma)		2,368	2,197

				Mov’t	Mov’t
Expense to income ratio	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
%	March 09	Sept 08	March 08	Mar 09	Mar 09
Westpac Retail & Business Banking		48.5%	50.3%
St.George Retail & Business Bank (pro forma)		39.3%	42.4%
Westpac Institutional Bank (pro forma)		38.6%	37.7%
BT Financial Group (Australia) (pro forma)		51.3%	55.4%
New Zealand		44.3%	46.2%
Pacific Banking		29.3%	30.8%
Group Business Unit (pro forma)		0.7%	3.1%
Group ratio (pro forma cash earnings basis)		42.0%	44.8%

Wealth Management
Funds Management (pro forma)		59.7%	56.8%
Insurance (pro forma)		27.7%	32.1%
Total Wealth Management ratio (pro forma)		53.3%	53.0%
Banking ratio (pro forma cash earnings basis)		40.8%	43.8%

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.1.         WESTPAC RETAIL & BUSINESS BANKING

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		2,226	2,061
Non-interest income		668	688
Net operating income		2,894	2,749
Operating expenses		(1,405)	(1,382)
Core earnings		1,489	1,367
Impairment charges		(190)	(162)
Operating profit before tax		1,299	1,205
Tax and minority interests		(390)	(362)
Net profit after tax/cash earnings		909	843

Economic profit		871	806
Expense to income ratio (%)		48.5%	50.3%

	$bn	$bn	$bn
Deposits
Term deposits		27.4	23.2
Other		59.5	58.2
Total deposits		86.9	81.4
Net loans
Mortgages		138.0	129.3
Business		41.9	38.9
Other		9.1	8.8
Total net loans		189.0	177.0
Total assets		193.9	180.9

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.1.1       Westpac RBB Key Metrics

Lending and Deposit Growth (%)	1H09	2H08	1H08
Consumer lending		13	18
Business loans		18	17
Deposits		14	22

Third Party Origination (%)	1H09	2H08	1H08
Consumer lending (mortgages)		38	38

Divisional Interest Margin (%)	1H09	2H08	1H08
Westpac RBB		2.24	2.24

Credit Quality (%)	1H09	2H08	1H08
Mortgage delinquencies > 90 days		0.38	0.36
Other personal lending delinquencies > 90 days		0.91	1.03
Business impaired assets to total committed exposure		0.31	0.26

Customer Satisfaction	1H09	2H08	1H08
Westpac - Consumer		73	75
Westpac - Business		81	77
Peer group - Consumer		75	75
Peer group - Business		81	78

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.2.         ST.GEORGE RETAIL AND BUSINESS BANK

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		1,118	1,058
Non-interest income		325	325
Net operating income		1,443	1,383
Operating expenses		(567)	(586)
Core earnings		876	797
Impairment charges		(140)	(83)
Operating profit before tax		736	714
Tax and minority interests		(221)	(214)
Cash earnings		515	500

Economic profit		419	407
Expense to income ratio (%)		39.3%	42.4%

	$bn	$bn	$bn
Deposits
Term deposits		20.4	15.0
Other		35.1	34.5
Total deposits		55.5	49.5
Net loans
Mortgages		73.7	70.8
Business		31.9	28.8
Other		4.7	4.5
Total net loans		110.3	104.1
Total assets		110.5	104.4

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.2.1 St.George RBB Key Metrics

	Pro forma	Pro forma	Pro forma
Lending and Deposit Growth (%)	1H09	2H08	1H08
Consumer lending		8	10
Business lending		22	24
Deposits		24	14

		Pro forma	Pro forma
Third Party Origination (%)	1H09	2H08	1H08
Consumer lending (mortgages)		48	46

	Pro forma	Pro forma	Pro forma
Divisional Interest Margin (%)	1H09	2H08	1H08
St.George RBB		1.80	1.84

		Pro forma	Pro forma
Credit Quality (%)	1H09	2H08	1H08
Mortgage delinquencies > 90 days		0.31	0.26
Other personal lending delinquencies > 90 days		1.09	1.32
Corporate/business impaired assets to total committed exposure		0.26	0.21

		Pro forma	Pro forma
Customer Satisfaction	1H09	2H08	1H08
St.George - Consumer		78	80
Peer group - Consumer		73	73

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.3          WESTPAC INSTITUTIONAL BANK

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		727	648
Non-interest income		562	624
Net operating income		1,289	1,272
Operating expenses		(497)	(479)
Core earnings		792	793
Impairment charges		(188)	(201)
Operating profit before tax		604	592
Tax and minority interests		(171)	(172)
Net profit after tax/cash earnings		433	420

Economic profit		210	212
Expense to income ratio (%)		38.6%	37.7%

	$bn	$bn	$bn
Deposits		38.3	34.1
Net loans		83.9	80.6
Total assets		130.0	116.1
Funds under management		9.3	9.3

6.3.1       Institutional Bank (IB) (excluding Equities)

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		632	559
Non-interest income		583	610
Net operating income		1,215	1,169
Operating expenses		(430)	(423)
Core earnings		785	746
Impairment charges		(159)	(151)
Operating profit before tax		626	595
Tax and minority interests		(174)	(173)
Net profit after tax/cash earnings		452	422

Economic profit		251	239
Expense to income ratio (%)		35.4%	36.2%

	$bn	$bn	$bn
Deposits		38.3	34.1
Net loans		78.0	74.0
Total assets		122.6	107.9
Funds under management		7.5	7.1

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.3.2       Equities

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		95	89
Non-interest income		(21)	14
Net operating income		74	103
Operating expenses		(67)	(56)
Core earnings		7	47
Impairment charges		(29)	(50)
Operating profit before tax		(22)	(3)
Tax and minority interests		3	1
Net profit after tax/cash earnings		(19)	(2)

Economic profit		(41)	(27)
Expense to income ratio (%)		90.5%	54.4%

	$bn	$bn	$bn
Net loans		5.8	6.6
Total assets		7.4	8.2
Funds under management		1.8	2.2

6.3.3       WIB Key Metrics

Revenue Contribution by Business Segments

	Pro forma	Pro forma	Pro forma
$m	1H09	2H08	1H08
Debt Markets		354	369
SCG (inc Hastings)		19	46
Foreign Exchange and Commodities, Carbon and Energy		272	223
Equities		64	94
Global Transactional Banking		191	186
Premium Business Group		182	169
Other		207	185
Total		1,289	1,272

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.4          BT FINANCIAL GROUP (AUSTRALIA)

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		106	97
Non-interest income		713	674
Net operating income		819	771
Operating expenses		(420)	(427)
Core earnings		399	344
Impairment charges		(4)	(2)
Operating profit before tax		395	342
Tax and minority interests		(120)	(92)
Cash earnings		275	250

Economic profit		213	168
Expense to income ratio (%)		51.3%	55.4%

	$bn	$bn	$bn
Total assets		24.5	24.4
Funds under management		34.0	37.4
Funds under administration		72.7	75.7

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
Cash Earnings	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Funds management business		177	183
Insurance		88	71
Total funds management and insurance		265	254
Capital and other		10	(4)
		275	250

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.4.1       Funds Management Business

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		110	98
Non-interest income		698	733
Gross operating income		808	831
Commission expense		(179)	(188)
Net operating income		629	643
Operating expenses		(370)	(379)
Core earnings		259	264
Impairment charges		(3)	(2)
Operating profit before tax		256	262
Tax and minority interests		(79)	(79)
Cash earnings		177	183
Expense to income ratio (%)		58.8%	58.9%

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
Cash Earnings	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Other funds management business		174	175
BTIM		3	8
Total cash earnings		177	183

Movement of FUM/FUA

								% Mov’t	% Mov’t
	Pro forma	Pro forma			Net	Other	Pro forma	Sept 08-	Mar 08-
$bn	Mar 2008	Sept 2008	Sales	Redns	Flows	Mov’t	Mar 2009	Mar 09	Mar 09
Retail	20.1	18.1
Institutional	11.1	10.8
Wholesale	6.2	5.1
Total FUM	37.4	34.0
Wrap	66.3	63.5
Corporate Super	7.7	7.5
Other	1.7	1.7
Total FUA	75.7	72.7
Total FUM/FUA	113.1	106.7

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.4.2       Insurance Business

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		8	11
Non-interest income		215	181
Gross operating income		223	192
Commission expense		(46)	(42)
Net operating income		177	150
Operating expenses		(51)	(51)
Core earnings		126	99
Tax and minority interests		(38)	(28)
Cash earnings		88	71
Expense to income ratio (%)		28.8%	34.0%

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
Cash earnings	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Life Insurance		44	37
General Insurance		23	18
Lenders Mortgage Insurance		21	16
Total		88	71

Premiums for Risk Businesses

	Pro forma	Pro forma
	In-force	In-force					In-force	% Mov’t	% Mov’t
	Mar	Sept			Net	Other	Mar	Mar 08-	Sep 08-
$m	2008	2008	Sales	Lapses	Inflows	mov’t	2009	Mar 09	Mar 09
Life Insurance in-force premiums	377	401

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
Loss ratios for Insurance Business	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
(%)	March 09	Sept 08	March 08	Mar 09	Mar 09
Life Insurance		29	34
General Insurance		51	61
Lenders Mortgage Insurance		32	22

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
General Insurance gross written premium		105	101
Lenders Mortgage Insurance gross written premium		71	82

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.4.3       Wealth Management Income Reconciliation

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
BTFG non-interest income		713	674
Net commission, premium, fee and banking income		(42)	(14)

BTFG wealth management and insurance income		671	660
NZ wealth management & insurance		40	25
WIB wealth management		50	54
Other		1	3

Total wealth management & insurance income (cash earnings basis, section 7)		762	742

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.5          NEW ZEALAND

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
NZ$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		590	568
Non-interest income		220	204
Net operating income		810	772
Operating expenses		(359)	(357)
Core earnings		451	415
Impairment charges		(109)	(61)
Operating profit before tax		342	354
Tax and minority interests		(108)	(115)
Net profit after tax/cash earnings		234	239

Economic profit		102	111
Expense to income ratio (%)		44.3%	46.2%

	$bn	$bn	$bn
Deposits
Term deposits		13.5	13.0
Other		13.7	13.5
Total deposits		27.2	26.5
Net loans
Mortgages		31.0	30.5
Business		13.8	12.9
Other		1.7	1.7
Net loans		46.5	45.1
Total assets		47.7	46.3
Funds under management		2.0	1.9

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.5.1       New Zealand Key Metrics

Lending Growth (%)	1H09	2H08	1H08
Mortgages		3	10
Unsecured personal lending		2	9
Consumer lending		3	10
Business lending		14	15
Total lending		6	11

Deposit Growth (%)	1H09	2H08	1H08
Consumer deposits		11	10
Business deposits		(9)	18
Total deposits		5	12

Divisional Interest Margin (%)	1H09	2H08	1H08
New Zealand		2.16	2.17

Credit Quality (%)	1H09	2H08	1H08
% of Portfolio > 90 Days
Housing delinquencies		0.47	0.34
Other consumer delinquencies		1.53	1.22

Impaired Assets
Impaired Assets/Total TCE		0.52	0.28

Customer Satisfaction	1H09	2H08	1H08
Consumer satisfaction		57%	N/A
Consumer satisfaction - position in market		6	N/A
Business satisfaction		60%	62%
Business satisfaction - position in market		5	4

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.6          PACIFIC BANKING

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		63	54
Non-interest income		53	53
Net operating income		116	107
Operating expenses		(34)	(33)
Core earnings		82	74
Impairment charges		(9)	(7)
Operating profit before tax		73	67
Tax and minority interests		(25)	(22)
Net profit after tax/cash earnings		48	45

Economic profit		37	36
Expense to income ratio (%)		29.3%	30.8%

	$bn	$bn	$bn
Deposits		2.2	1.8
Total assets		2.4	2.0

BUSINESS UNIT PERFORMANCE	Appendix 2 - Interim 2009 Template Release

6.7          GROUP BUSINESS UNIT

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		310	214
Non-interest income		125	41
Net operating income		435	255
Operating expenses		(3)	(8)
Core earnings		432	247
Impairment charges		(43)	(33)
Operating profit before tax		389	214
Tax and minority interests		(138)	(20)
Preference dividends		(16)	(15)
Cash earnings		235	179

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
Group Treasury	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		231	158
Non-interest income		57	(1)
Cash earnings		183	101

				% Mov’t	% Mov’t
Structured Finance	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Cash earnings		25	25
Net loans		1.0	1.0
Total assets		3.0	2.8

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

7.1	FIRST HALF 2009 FINANCIAL INFORMATION

Note 1. Pro forma interest spread and margin analysis

	Pro forma	Pro forma	Pro forma
	Half Year	Half Year	Half Year
	March 09	Sept 08	March 08
Group
Average external interest earning assets ($m)		494,826	466,407
Net interest income ($m)		5,063	4,661
Interest spread (%)		1.74	1.68
Benefit of net non-interest bearing liabilities and equity (%)		0.30	0.32
Interest margin (%)		2.05	2.00

Analysis by business unit

Average external interest earning assets ($m)
Westpac Retail & Business Banking		180,632	168,711
St. George Retail & Business Bank		105,988	98,903
Westpac Institutional Bank		96,638	92,472
New Zealand (A$)		37,101	37,825
BT Financial Group		9,962	9,858
Pacific Banking		1,820	1,798
Group Business Unit		62,685	56,840
Group total		494,826	466,407
New Zealand (NZ$)		45,714	43,748

Net interest income ($m) (excluding capital benefit)
Westpac Retail & Business Banking		2,027	1,888
St. George Retail & Business Bank		958	911
Westpac Institutional Bank		536	471
New Zealand (A$)		401	411
BT Financial Group		6	4
Pacific Banking		55	50
Group Business Unit		1,080	926
Group total		5,063	4,661
Tax equivalent gross up		(34)	(38)
Reported net interest income		5,029	4,623
New Zealand (NZ$)		493	476

Interest margin (%)
Westpac Retail & Business Banking		2.24%	2.24%
St. George Retail & Business Bank		1.80%	1.84%
Westpac Institutional Bank		1.11%	1.02%
New Zealand		2.16%	2.17%
BT Financial Group		0.12%	0.08%
Pacific Banking		6.04%	5.56%
Group Business Unit		3.45%	3.26%
New Zealand (NZ$)		2.16%	2.17%

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 2. Pro forma average balance sheet and interest rates

	Pro forma			Pro forma			Pro forma
	Half Year			Half Year			Half Year
	31 March 2009			30 September 2008			31 March 2008
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Income	Rate	Balance	Income	Rate	Balance	Income	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Assets
Interest earning assets
Due from other financial institutions				32,075	1,122	7.0%	37,646	1,273	6.8%
Trading securities				38,917	1,365	7.0%	28,047	943	6.7%
Available-for-sale securities				3,363	103	6.1%	2,985	101	6.8%
Other financial assets designated at fair value				1,230	56	9.1%	1,204	36	6.0%
Regulatory deposits				1,314	3	0.5%	838	28	6.7%
Loans and other receivables				417,927	18,487	8.8%	395,687	16,290	8.2%
Total interest earning assets and interest income				494,826	21,136	8.5%	466,407	18,671	8.0%
Non-interest earning assets
Cash, due from other financial institutions				242			1,682
Life insurance assets				13,257			14,863
All other assets				40,918			41,257
Total non-interest earning assets				54,417			57,802
Total assets				549,243			524,209

	Pro forma			Pro forma			Pro forma
	Half Year			Half Year			Half Year
	31 March 2009			30 September 2008			31 March 2008
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Liabilities
Interest bearing liabilities
Deposits				291,885	9,392	6.4%	282,566	8,417	6.0%
Due to other financial institutions				11,822	259	4.4%	9,590	243	5.1%
Loan capital				10,681	385	7.2%	9,871	310	6.3%
Other interest bearing liabilities				158,356	6,037	7.6%	140,684	5,040	7.2%
Total interest bearing liabilities and interest expense				472,744	16,073	6.8%	442,711	14,010	6.3%
Non-interest bearing liabilities
Deposits and due to other financial institutions				11,029			10,311
Life insurance policy liabilities				12,570			13,776
All other liabilities				26,873			32,862
Total non-interest bearing liabilities				50,472			56,949
Total liabilities				523,216			499,660
Shareholders’ equity				24,100			22,628
Minority interests				1,927			1,921
Total equity				26,027			24,549
Total liabilities and equity				549,243			524,209

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 2. Pro forma average balance sheet and interest rates (continued)

	Pro forma			Pro forma			Pro forma
	Half Year			Half Year			Half Year
	31 March 2009			30 September 2008			31 March 2008
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				367,651	16,171	8.8%	345,512	14,057	8.1%
New Zealand				44,935	2,108	9.4%	45,093	2,112	9.4%
Other overseas				5,341	208	7.8%	5,082	121	4.8%

Deposits:
Australia				244,399	7,998	6.5%	233,354	6,906	5.9%
New Zealand				27,471	1,038	7.6%	28,305	1,058	7.5%
Other overseas				20,015	356	3.6%	20,907	453	4.3%

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 3. Pro forma net interest income (cash earnings basis)

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Interest income
Loans		18,287	16,146
Due from other financial institutions		1,109	1,264
Available-for-sale securities		94	86
Regulatory deposits with central banks overseas		3	28
Trading securities		1,368	939
Net gain/(loss) on ineffective hedges		2	—
Other financial assets designated at fair value		56	36
Other		183	134
Total interest income		21,102	18,633

Interest expense
Current and term deposits		(7,261)	(6,262)
Due to other financial institutions		(259)	(243)
Debt issues		(3,488)	(3,268)
Loan capital		(385)	(310)
Trading liabilities		(1,547)	(1,317)
Deposits at fair value		(2,131)	(2,155)
Other		(1,002)	(455)
Total interest expense		(16,073)	(14,010)
Net interest income		5,029	4,623

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 4. Pro forma non-interest income (cash earnings basis)

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Fees and commissions
Banking and credit related fees		412	418
Transaction fees and commissions received		800	838
Service and management fees		4	1
Other non-risk fee income		114	73
		1,330	1,330
Wealth management and insurance income
Life insurance and funds management net operating income		673	675
General insurance commissions and premiums (net of claims paid)		89	67
		762	742
Trading income
Foreign exchange		310	250
Other trading securities		101	190
		411	440
Other income
Dividends received		21	9
Rental income		4	2
Hedging overseas operations		(30)	(27)
Net gain/(loss) on derivatives held for risk management purposes		39	8
Gain/(loss) on disposal of assets		27	37
Net gain/(loss) on financial assets at fair value		10	(7)
Other		51	47
		122	69
Non-interest income (cash earnings basis)		2,625	2,581

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 5. Pro forma expense analysis (cash earnings basis

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Salaries and other staff expenses
Salaries and wages		1,426	1,428
Other staff expenses		349	364
Restructuring costs		2	9
Total salaries and other staff expenses		1,777	1,801

Equipment and occupancy expenses
Operating lease rentals		200	191
Depreciation, amortisation and impairment:
Premises		8	9
Leasehold improvements		21	19
Furniture and equipment		29	31
Technology		42	41
Software		124	109
Equipment repairs and maintenance		37	35
Electricity, water and rates		3	6
Land tax		1	3
Other		24	5
Total equipment and occupancy expenses		489	449

Other expenses
Amortisation of deferred expenditure		2	2
Impairment of goodwill		—	—
Non-lending losses		30	21
Purchased services:
Technology and information services		103	106
Legal		15	20
Other professional services		145	158
Credit card loyalty costs		81	104
Stationery		44	42
Postage and freight		65	62
Outsourcing costs		253	256
Insurance		9	9
Advertising		88	61
Transaction taxes		5	7
Training		11	13
Travel		35	40
Other expenses		64	73
Total other expenses		950	974
Total (cash earnings basis)		3,216	3,224

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 6. Pro forma earnings per share

	Pro forma			% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Cash earnings per ordinary share (cents)		100.1	98.2
Weighted average number of fully paid ordinary shares (millions) - Basic (cash earnings)		1,886	1,873

Reconciliation of ordinary shares on issue before the effect of own shares held

	Half Year	Half Year	Half Year
(millions)	March 09	Sept 08	March 08
Opening balance		1,879	1,865
Number of shares issued for SGB Merger		—	—
Number of shares issued under the Dividend Reinvestment Plan (DRP)		16	13
Number of shares issued under Underwritten DRP		—	—
Number of shares issued under the Employee Share Plan (ESP)		—	1
Number of shares issued under option and share right schemes		—	—
Number of shares issued under Share Purchase Plan		—	—
Number of shares issued relating to acquisition of Hastings FML		—	—
Institutional Placement		—	—
Closing balance		1,895	1,879

	Pro forma
	Half Year	Half Year	Half Year
	31 March	30 Sept	31 March
	2009	2008	2008
	Basic	Basic	Basic
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit		1,927	1,872
Net profit attributable to minority interests		(40)	(33)
Cash earnings		1,887	1,839
Weighted average number of ordinary shares (millions)		1,886	1,873
Earnings per ordinary share (cents)		100	98

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 7. Pro forma loans

		Pro forma	Pro forma	% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Loans are classified based on the location of the lending office
Australia
Overdrafts		4,429	4,253
Creditcard outstandings		9,240	9,068
Overnight and at call money market loans		297	410
Acceptance finance		46,763	42,659
Term loans:
Housing		184,895	173,067
Housing - Line of credit		35,907	35,853
Total housing		220,802	208,920
Non-housing		82,719	78,151
Finance leases		5,629	5,266
Margin lending		5,785	6,626
Other		7,593	6,360
Total Australia		383,257	361,713

New Zealand
Overdrafts		1,254	1,262
Credit card outstandings		937	943
Overnight and at call money market loans		1,341	1,968
Term loans:
Housing		26,134	26,375
Non-housing		16,437	14,884
Other		735	906
Total New Zealand		46,838	46,338

Other Overseas
Overdrafts		269	216
Term loans:
Housing		955	777
Non-housing		4,495	4,469
Finance leases		17	16
Other		44	45
Total Overseas		5,780	5,523

Total loans		435,875	413,574
Provision for impairment of loans		(2,361)	(2,031)
Total net loans		433,514	411,543

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 8. Pro forma provisions for impairment charges

	Pro forma	Pro forma	Pro forma
	Half Year	Half Year	Half Year
$m	March 09	Sept 08	March 08
Collectively assessed provisions
Balance at beginning of the period		1,863	1,701
Acquired provisions including merger adjustments		—	—
New provisions raised		514	333
Write-offs		(306)	(234)
Discount unwind		69	61
Exchange rate and other adjustments		(9)	2
Closing balance		2,131	1,863

Individually assessed provisions
Balance at beginning of the period		375	182
Acquired provisions including merger adjustments		—	—
New individually assessed provisions		242	266
Write-backs		(62)	(28)
Write-offs		(100)	(43)
Discount unwind		(4)	(2)
Exchange rate and other adjustments		7	—
Closing balance		458	375
Total provisions for impairment charges on loans and credit commitments		2,589	2,238
Less provisions for credit commitments		(228)	(207)
Total provisions for impairment charges on loans		2,361	2,031

	Pro forma	Pro forma	Pro forma
	Half Year	Half Year	Half Year
$m	March 09	Sept 08	March 08
Reconciliation of impairment charges
New individually assessed provisions		242	266
Write-backs		(62)	(28)
Recoveries		(30)	(30)
New collectively assessed provisions		514	333
Impairment charges		664	541

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 9. Pro forma non-performing loans

	Australia			New Zealand			Overseas			Total
		Pro forma	Pro forma		Pro forma	Pro forma		Pro forma	Pro forma		Pro forma	Pro forma
As at	31 March	30 Sept	31 March	31 March	30 Sept	31 March	31 March	30 Sept	31 March	31 March	30 Sept	31 March
$m	2009	2008	2008	2009	2008	2008	2009	2008	2008	2009	2008	2008
Non-accrual assets:
Gross amount		949	828		234	118		67	79		1,250	1,025
Impairment provision		(383)	(319)		(67)	(31)		(33)	(40)		(483)	(390)
Net		566	509		167	87		34	39		767	635

Restructured loans:
Gross amount		—	1		—	2		6	4		6	7
Impairment provision		—	—		—	—		—	—		—	—
Net		—	1		—	2		6	4		6	7

Overdrafts and revolving credit greater than 90 days:
Gross amount		129	151		21	17		1	1		151	169
Impairment provision		(106)	(106)		(11)	(9)		(1)	(1)		(118)	(116)
Net		23	45		10	8		—	—		33	53

Total non-performing loans:
Gross amount		1,078	980		255	137		74	84		1,407	1,201
Impairment provision		(489)	(425)		(78)	(40)		(34)	(41)		(601)	(506)
Net		589	555		177	97		40	43		806	695

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 10. Pro forma movement in gross impaired assets

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Balance as at beginning of period		1,201	717
Acquired impaired assets including merger adjustments		—	—
New and increased		710	742
Write-offs		(406)	(277)
Returned to performing or repaid		(344)	(242)
Portfolio managed - new/increased/returned/repaid		248	236
Exchange rate and other adjustments		(2)	25
Balance as at period end		1,407	1,201

Note 11. Pro forma items past 90 days but well secured

	Pro forma	Pro forma	Pro forma	% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Australia:
Housing products		446	357
Other products		700	503
Total Australia		1,146	860
New Zealand:
Housing products		58	53
Other products		16	7
Other Overseas		25	19
Total Overseas		99	79
Total		1,245	939

2009 PRO FORMA FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 12. Pro forma deposits

		Pro forma	Pro forma	% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Australia
Deposits at fair value
Certificates of deposit		64,846	67,557
Total deposits at fair value		64,846	67,557
Deposits at amortised cost
Non-interest bearing, repayable at call		8,761	8,268
Certificates of deposit		7,323	6,313
Other interest bearing:
At call		123,126	118,306
Term		61,572	47,231
Total deposits at amortised cost		200,782	180,118
Total Australia		265,628	247,675

New Zealand
Deposits at fair value
Certificates of deposit		3,488	3,710
Total deposits at fair value		3,488	3,710
Deposits at amortised cost
Non-interest bearing, repayable at call		1,816	2,029
Certificates of deposit		—	—
Other interest bearing:
At call		11,688	11,529
Term		13,345	13,671
Total deposits at amortised cost		26,849	27,229
Total New Zealand		30,337	30,939

Other Overseas
Deposits at fair value
Certificates of deposit		9,507	9,806
Total deposits at fair value		9,507	9,806
Deposits at amortised cost
Non-interest bearing, repayable at call		589	475
Certificates of deposit		533	658
Other interest bearing:
At call		956	835
Term		9,736	8,754
Total deposits at amortised cost		11,814	10,722
Total Other Overseas		21,321	20,528

Total deposits		317,286	299,142

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

8.1          CONSOLIDATED INCOME STATEMENT

					% Mov’t	% Mov’t
		Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	Note	March 09	Sept 08	March 08	Mar 09	Mar 09
Interest income	4		15,382	13,699
Interest expense	4		(11,630)	(10,229)
Net interest income			3,752	3,470
Non-interest income	5		1,955	2,428
Net operating income before operating expenses and impairment charges			5,707	5,898
Operating expenses	6		(2,899)	(2,556)
Impairment charges	12		(498)	(433)
Profit before income tax			2,310	2,909
Income tax expense	8		(613)	(674)
Net profit for the period			1,697	2,235
Net profit attributable to minority interests			(40)	(33)
Net profit attributable to equity holders of WBC			1,657	2,202

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

8.2          CONSOLIDATED BALANCE SHEET

					% Mov’t	% Mov’t
As at		31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	Note	2009	2008	2008	Mar 09	Mar 09
Assets
Cash and balances with central banks			4,809	4,109
Due from other financial institutions			21,345	30,094
Derivative financial instruments	20		34,810	22,859
Trading securities			39,534	24,688
Other financial assets designated at fair value			2,547	1,637
Available-for-sale securities			1,613	1,137
Loans for consumer purposes	11		187,245	173,755
Loans for business purposes	11		126,300	124,345
Life insurance assets			12,547	13,407
Regulatory deposits with central banks overseas			927	1,053
Goodwill and other intangible assets			2,989	3,071
Property, plant and equipment			505	492
Current tax assets			77	—
Net deferred tax assets			756	827
Other assets			3,672	3,695
Total assets			439,676	405,169

Liabilities
Due to other financial institutions			15,861	13,776
Deposits at fair value	18		60,011	63,758
Deposits at amortised cost	18		173,719	159,719
Derivative financial instruments	20		24,970	19,627
Trading liabilities and other financial liabilities designated at fair value			16,689	10,481
Debt issues			96,398	86,594
Acceptances			3,971	5,803
Current tax liabilities			—	469
Life insurance liabilities			11,953	12,738
Provisions			1,106	816
Other liabilities			6,809	5,685
Total liabilities excluding loan capital			411,487	379,466

Loan capital
Subordinated bonds, notes and debentures			6,545	5,672
Subordinated perpetual notes			486	425
Trust preferrred securities 2004 (TPS 2004)			666	595
Westpac SPS			1,021	—
Westpac SPS II			—	—
Total loan capital			8,718	6,692
Total liabilities			420,205	386,158

Net assets			19,471	19,011

Shareholders’ equity
Share capital:
Ordinary share capital			6,744	6,428
Treasury and RSP Treasury shares			(151)	(170)
Reserves			256	245
Retained profits			10,698	10,588
Total equity attributable to equity holders of WBC			17,547	17,091

Minority Interests
Trust preferred securities 2003 (TPS 2003)			1,137	1,137
Trust preferred securities 2006 (TPS 2006)			755	755
Other			32	28
Total minority interests			1,924	1,920
Total shareholders equity and minority interests			19,471	19,011

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

8.5          NOTES TO FIRST HALF 2009 FINANCIAL INFORMATION

Note 2. Interest spread and margin analysis

	Half Year	Half Year	Half Year
	March 09	Sept 08	March 08
Group
Average external interest earning assets ($m)		360,701	342,613
Net interest income ($m)		3,752	3,470
Tax equivalent gross-up		34	38
Adjusted net interest income ($m)		3,786	3,508
Interest spread (%)		1.80	1.72
Benefit of net non-interest bearing liabilities and equity (%)		0.30	0.33
Interest margin (%)		2.10	2.05

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 3. Average balance sheet and interest rates

	Half Year 31 March 2009			Half Year 30 September 2008			Half Year 31 March 2008
	Average Balance $m	Interest Income $m	Average Rate %	Average Balance $m	Interest Income $m	Average Rate %	Average Balance $m	Interest Income $m	Average Rate %
Assets
Interest earning assets
Due from other financial institutions				23,743	797	6.7%	30,209	1,007	6.7%
Trading securities				29,886	1,049	7.0%	20,802	706	6.8%
Available-for-sale securities				2,557	70	5.5%	2,187	68	6.2%
Other financial assets designated at fair value				1,230	56	9.1%	1,204	36	6.0%
Regulatory deposits				1,314	3	0.5%	838	28	6.7%
Loans and other receivables				301,971	13,441	8.9%	287,373	11,892	8.3%
Total interest earning assets and interest income				360,701	15,416	8.5%	342,613	13,737	8.0%
Non-interest earning assets
Cash, due from other financial institutions				17			1,451
Life insurance assets				13,257			14,863
All other assets				35,060			34,974
Total non-interest earning assets				48,334			51,288
Total assets				409,035			393,901

	Half Year 31 March 2009			Half Year 30 September 2008			Half Year 31 March 2008
	Average Balance $m	Interest Expense $m	Average Rate %	Average Balance $m	Interest Expense $m	Average Rate %	Average Balance $m	Interest Expense $m	Average Rate %
Liabilities
Interest bearing liabilities
Deposits				215,701	6,956	6.4%	212,045	6,405	6.0%
Due to other financial institutions				10,848	227	4.2%	8,916	222	5.0%
Loan capital				7,635	260	6.8%	7,425	224	6.0%
Other interest bearing liabilities				110,556	4,187	7.6%	96,604	3,378	7.0%
Total interest bearing liabilities and interest expense				344,740	11,630	6.7%	324,990	10,229	6.3%
Non-interest bearing liabilities
Deposits and due to other financial institutions				9,731			8,903
Life insurance policy liabilities				12,570			13,776
All other liabilities				22,871			28,121
Total non-interest bearing liabilities				45,172			50,800
Total liabilities				389,912			375,790
Shareholders’ equity				17,202			16,196
Minority interests				1,921			1,915
Total equity				19,123			18,111
Total liabilities and equity				409,035			393,901

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 3. Average balance sheet and interest rates (continued)

	Half Year			Half Year			Half Year
	31 March 2009			30 September 2008			31 March 2008
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
	$m	$m	%	$m	$m	%	$m	$m	%
Loans and other receivables:
Australia				251,695	11,125	8.8%	237,198	9,659	8.1%
New Zealand				44,935	2,108	9.4%	45,093	2,112	9.4%
Other overseas				5,341	208	7.8%	5,082	121	4.8%

Deposits:
Australia				168,215	5,562	6.6%	162,833	4,894	6.0%
New Zealand				27,471	1,038	7.6%	28,305	1,058	7.5%
Other overseas				20,015	356	3.6%	20,907	453	4.3%

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 4. Net interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Interest income
Loans		13,250	11,748
Due from other financial institutions		784	998
Available-for-sale securities		61	53
Regulatory deposits with central banks overseas		3	28
Trading securities		1,052	702
Net gain/(loss) on ineffective hedges		(3)	4
Other financial assets designated at fair value		56	36
Other		179	130
Total interest income		15,382	13,699

Interest expense
Current and term deposits		(4,825)	(4,250)
Due to other financial institutions		(227)	(222)
Debt issues		(2,334)	(2,146)
Loan capital		(260)	(224)
Trading liabilities		(994)	(917)
Deposits at fair value		(2,131)	(2,155)
Other		(859)	(315)
Total interest expense		(11,630)	(10,229)
Net interest income		3,752	3,470

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 5. Non-interest income

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Fees and commissions
Banking and credit related fees		271	282
Transaction fees and commissions received		636	682
Service and management fees		4	1
Other non-risk fee income		111	73
		1,022	1,038
Wealth management and insurance income
Life insurance and funds management net operating income		501	431
General insurance commissions and premiums (net of claims paid)		66	44
		567	475
Trading income
Foreign exchange		286	228
Other trading securities		58	160
		344	388
Other income
Dividends received		12	3
Rental income		1	—
Net gain/(loss) on ineffective hedges		3	—
Hedging overseas operations		(30)	(27)
Net gain/(loss) on derivatives held for risk management purposes		22	64
Gain/(loss) on disposal of assets		(6)	463
Net gain/(loss) on financial assets at fair value		9	(10)
Other		11	34
		22	527
Non-interest income		1,955	2,428

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 6. Expense analysis

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Salaries and other staff expenses
Salaries and wages		1,105	1,102
Other staff expenses		292	292
Restructuring costs		115	9
Total salaries and other staff expenses		1,512	1,403

Equipment and occupancy expenses
Operating lease rentals		152	146
Depreciation, amortisation and impairment:
Premises		—	1
Leasehold improvements		25	18
Furniture and equipment		17	20
Technology		60	30
Software		261	90
Equipment repairs and maintenance		19	20
Electricity, water and rates		2	5
Land tax		—	2
Other		23	4
Total equipment and occupancy expenses		559	336

Other expenses
Amortisation of deferred expenditure		2	2
Amortisation of intangible assets		—	—
Impairment of goodwill		—	18
Non-lending losses		31	22
Purchased services:
Technology and information services		81	77
Legal		11	16
Other professional services		162	136
Credit card loyalty costs		81	104
Stationery		26	25
Postage and freight		53	50
Outsourcing costs		241	245
Insurance		5	6
Advertising		64	35
Transaction taxes		2	2
Training		8	9
Travel		28	31
Other expenses		33	39
Total other expenses		828	817
Total		2,899	2,556

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 7. Deferred expenses and capitalised software

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Capitalised software		464	548
Deferred acquisition costs		142	139
Other		28	28

Note 8. Income tax

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09

The income tax expense for the period is reconciled to the profit per the income statement as follows:
Profit before income tax expense		2,310	2,909
Prima facie income tax based on the Australian company tax rate of 30% (2008: 30%)		693	873
The effect of amounts which are not deductible (assessable) in calculating taxable income
Change in tax rate		1	3
Rebateable and exempt dividends		(17)	(16)
Tax losses not previously recognised now brought to account		(2)	(3)
Life insurance:
Tax adjustment on policy holders’ earnings		(30)	(108)
Adjustment for life business tax rates		(2)	(10)
Other non-assessable items		(19)	(60)
Other non-deductible items		57	(3)
Adjustment for overseas tax rates		(3)	9
Income tax (over)/under provided in prior years		(17)	(9)
Other items		(48)	(2)
Total income tax expense in the income statement		613	674
Average effective income tax rate (%)		26.5	23.2
Tax equivalent gross up		34	38
Effective tax rate (%) (excluding life company)		28.0	27.0
Effective tax rate (%) (including gross up)		27.6	24.2
Effective tax rate (%) (including gross up and excluding life company accounting)		29.0	27.9

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 9. Dividends

	Half Year	Half Year	Half Year
	March 09	Sept 08	March 08
Ordinary dividend (cents per share)
Interim (fully franked) - proposed dividend		—	70
Final (fully franked)		72	—
		72	70
Total dividends paid
Ordinary dividends paid ($m)		1,311	1,265
		1,311	1,265
Ordinary dividend payout ratio		81.8%	59.3%

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 10. Earnings per ordinary share

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
	March 09	Sept 08	March 08	Mar 09	Mar 09
Earnings per ordinary share (cents):
Basic		88.0	118.0
Fully diluted		85.5	115.2
Weighted average number of fully paid ordinary shares (millions) - Basic		1,878	1,865
Weighted average number of fully paid ordinary shares (millions) - Fully diluted		1,971	1,956

Reconciliation of ordinary shares on issue before the effect of own shares held

	Half Year	Half Year	Half Year
(millions)	March 09	Sept 08	March 08
Opening balance		1,879	1,865
Number of shares issued for SGB Merger		—	—
Number of shares issued under the Dividend Reinvestment Plan (DRP)		16	13
Number of shares issued under Underwritten DRP		—	—
Number of shares issued under the Employee Share Plan (ESP)		—	1
Number of shares issued under option and share right schemes		—	—
Number of shares issued under Share Purchase Plan		—	—
Number of shares issued relating to acquisition of Hastings FML		—	—
Institutional Placement		—	—
Closing balance		1,895	1,879

	Half Year		Half Year		Half Year
	31 March		30 Sept		31 March
	2009		2008		2008
	Basic	Diluted	Basic	Diluted	Basic	Diluted
Reconciliation of earnings used in the calculation of earnings per ordinary share ($millions)
Net profit			1,697	1,697	2,235	2,235
Net profit attributable to minority interests			(40)	(40)	(33)	(33)
Distribution on RSP treasury shares			(3)	—	(1)	—
FIRsTS distributions			—	—	—	11
2004 TPS distributions			—	8	—	15
Westpac SPS			—	8	—	—
2007 convertible notes			—	13	—	26
Earnings			1,654	1,686	2,201	2,254
Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares			1,886	1,886	1,873	1,873
Effect of own shares held			(8)	(8)	(8)	(8)
Potential dilutive adjustment:
Exercise of options			—	6	—	8
Conversion of FIRsTS			—	—	—	14
Conversion of 2004 TPS			—	28	—	25
Restricted share plan			—	1	—	—
Westpac SPS			—	15	—	—
2007 convertible notes			—	43	—	44
Total weighted average number of ordinary shares			1,878	1,971	1,865	1,956
Earnings per ordinary share (cents)			88.0	85.5	118.0	115.2

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 11. Loans

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Loans are classified based on the location of the lending office
Australia
Overdrafts		2,973	3,010
Credit card outstandings		7,536	7,446
Overnight and at call money market loans		297	410
Acceptance finance		24,499	22,865
Term loans:
Housing		132,039	122,600
Housing - Line of credit		13,217	13,664
Total housing		145,256	136,264
Non-housing		69,285	65,483
Finance leases		4,900	4,628
Margin lending		3,833	4,342
Other		4,293	3,451
Total Australia		262,872	247,899

New Zealand
Overdrafts		1,254	1,262
Credit card outstandings		937	943
Overnight and at call money market loans		1,341	1,968
Term loans:
Housing		26,134	26,375
Non-housing		16,437	14,884
Other		735	906
Total New Zealand		46,838	46,338

Other Overseas
Overdrafts		269	216
Term loans:
Housing		955	777
Non-housing		4,495	4,469
Finance leases		17	16
Other		44	45
Total Overseas		5,780	5,523

Total loans		315,490	299,760
Provision for impairment of loans		(1,945)	(1,660)
Total net loans		313,545	298,100

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 12. Provisions for impairment charges

	Half Year	Half Year	Half Year
$m	March 09	Sept 08	March 08
Collectively assessed provisions
Balance at beginning of the period		1,550	1,410
Acquired provisions including merger adjustments		—	—
New provisions raised		354	252
Write-offs		(203)	(175)
Discount unwind		69	61
Exchange rate and other adjustments		(9)	2
Closing balance		1,761	1,550

Individually assessed provisions
Balance at beginning of the period		317	148
Acquired provisions including merger adjustments		—	—
New individually assessed provisions		221	226
Write-backs		(62)	(28)
Write-offs		(66)	(27)
Discount unwind		(4)	(2)
Exchange rate and other adjustments		7	—
Closing balance		413	317
Total provisions for impairment charges on loans and credit commitments		2,174	1,867
Less provisions for credit commitments		(229)	(207)
Total provisions for impairment charges on loans		1,945	1,660

	Half Year	Half Year	Half Year
$m	March 09	Sept 08	March 08
Reconciliation of impairment charges
New individually assessed provisions		221	226
Write-backs		(62)	(28)
Recoveries		(15)	(17)
New collectively assessed provisions		354	252
Impairment charges		498	433

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 13. Non-performing loans

	Australia			New Zealand			Overseas			Total
	As at	As at	As at	As at	As at	As at	As at	As at	As at	As at	As at	As at
As at	31 March	30 Sept	31 March	31 March	30 Sept	31 March	31 March	30 Sept	31 March	31 March	30 Sept	31 March
$m	2009	2008	2008	2009	2008	2008	2009	2008	2008	2009	2008	2008
Non-accrual assets:
Gross amount		758	631		234	118		67	79		1,059	828
Impairment provision		(338)	(261)		(67)	(31)		(33)	(40)		(438)	(332)
Net		420	370		167	87		34	39		621	496

Restructured loans:
Gross amount		—	1		—	2		6	4		6	7
Impairment provision		—	—		—	—		—	—		—	—
Net		—	1		—	2		6	4		6	7

Overdrafts and revolving credit greater than 90 days:
Gross amount		90	103		21	17		1	1		112	121
Impairment provision		(85)	(81)		(11)	(9)		(1)	(1)		(97)	(91)
Net		5	22		10	8		—	—		15	30

Total non-performing loans:
Gross amount		848	735		255	137		74	84		1,177	956
Impairment provision		(423)	(342)		(78)	(40)		(34)	(41)		(535)	(423)
Net		425	393		177	97		40	43		642	533

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 14. Movement in gross impairment assets

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Balance as at beginning of period		956	540
Acquired impaired assets including merger adjustments		—	—
New and increased		529	568
Write-offs		(269)	(202)
Returned to performing or repaid		(213)	(131)
Portfolio managed - new/increased/returned/repaid		161	165
Exchange rate and other adjustments		13	16
Balance as at period end		1,177	956

Note 15. Items past 90 days but well secured

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Australia:
Housing products		219	192
Other products		445	333
Total Australia		664	525
New Zealand:
Housing products		58	53
Other products		16	7
Other Overseas		25	19
Total Overseas		99	79
Total		763	604

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 16. Impaired assets and provisioning ratios

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
As at	2009	2008	2008	Mar 09	Mar 09
Net impaired assets to equity and collectively assessed provisions		3.0%	2.6%
Total impaired assets to gross loans		0.37%	0.32%
Total impaired assets to equity and total provisions		5.4%	4.6%
Total impairment provisions to total impaired assets		45.4%	44.2%
Total provisions to gross loans		69bps	62bps
Collectively assessed provisions to performing non- housing loans		113bps	104bps
Collectively assessed provisions to risk weighted assets		90bps	83bps
Collectively assessed provisions to credit risk weighted assets		105bps	94bps
Total provisions to risk weighted assets		111bps	100bps

Note 17. Delinquencies (90 days past due loans)

				% Mov’t	% Mov’t
	31 March	30 Sept	31 March	Sept 08-	Mar 08-
As at	2009	2008	2008	Mar 09	Mar 09
Mortgages		0.39%	0.35%
Other personal lending		1.00%	1.08%
Total personal lending		0.43%	0.40%

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 18. Deposits

				% Mov’t	% Mov’t
As at	31 March	30 Sept	31 March	Sept 08-	Mar 08-
$m	2009	2008	2008	Mar 09	Mar 09
Australia
Deposits at fair value
Certificates of deposit		47,016	50,242
Total deposits at fair value		47,016	50,242
Deposits at amortised cost
Non-interest bearing, repayable at call		6,978	6,625
Certificates of deposit		57	45
Other interest bearing:
At call		87,676	83,488
Term		40,345	31,610
Total deposits at amortised cost		135,056	121,768
Total Australia		182,072	172,010

New Zealand
Deposits at fair value
Certificates of deposit		3,488	3,710
Total deposits at fair value		3,488	3,710
Deposits at amortised cost
Non-interest bearing, repayable at call		1,816	2,029
Other interest bearing:
At call		11,688	11,529
Term		13,345	13,671
Total deposits at amortised cost		26,849	27,229
Total New Zealand		30,337	30,939

Other Overseas
Deposits at fair value
Certificates of deposit		9,507	9,806
Total deposits at fair value		9,507	9,806
Deposits at amortised cost
Non-interest bearing, repayable at call		589	475
Certificates of deposit		533	658
Other interest bearing:
At call		956	835
Term		9,736	8,754
Total deposits at amortised cost		11,814	10,722
Total Other Overseas		21,321	20,528

Total deposits		233,730	223,477

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 20. Derivative financial instruments

As at 31 March 2009	Notional	Fair Value	Fair Value
$m	Amount	(Asset)	(Liability)
Held for trading
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Forwards
Swaps
Options
Commodities
Equities and credit
Total held for trading derivatives	—	—	—
Fair value hedges
Interest rate
Futures
Forwards
Swaps
Options
Foreign exchange
Futures
Forwards
Swaps
Total fair value hedging derivatives	—	—	—
Cash flow hedges
Interest rate
Futures
Swaps
Foreign exchange
Swaps
Total cash flow hedging derivatives	—	—	—
Net investment hedges
Foreign exchange
Borrowings
Other
Total net investment hedges	—	—	—
Total derivatives	—	—	—
As at 30 September 2008	1,682,433	34,810	24,970
As at 31 March 2008	1,631,827	22,859	19,627

2009 REPORTED FINANCIAL INFORMATION	Appendix 2 - Interim 2009 Template Release

Note 20. Derivative financial instruments (continued)

WIB Markets - Daily Value at Risk (VaR)

We use value at risk as the primary method for measuring and monitoring market risk exposure against Board approved limits. Value at risk is an estimate of the worst case loss in value of trading positions, to a 99% confidence level, assuming positions were held unchanged for one day. The main types of market risk arising from our trading activities are interest rate and foreign exchange risks. Other market risks also include commodity, equity, prepayment and specific issuer risks. The table below depicts the aggregate WIB Markets value at risk for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2009
Six months ended 30 September 2008	14.6	5.7	9.5
Six months ended 31 March 2008	16.0	4.1	7.1

Average	Half Year	Half Year	Half Year
$m	31 March 2009	30 Sept 2008	31 March 2008
Interest rate risk		5.4	3.0
Foreign exchange risk		6.0	7.3
Equity risk		2.9	2.9
Commodity risk		2.5	2.3
Other market risks		4.5	3.1
Diversification benefit		(11.8)	(11.5)
Net market risk		9.5	7.1

Treasury’s traded risk and non-traded interest rate risk

The table below depicts the aggregate value at risk for Treasury’s traded risk and non-traded interest rate risk for the last three half years.

$m	High	Low	Average
Six months ended 31 March 2009
Six months ended 30 September 2008	34.1	10.8	22.9
Six months ended 31 March 2008	15.8	5.0	9.9

OTHER INFORMATION	Appendix 2 - Interim 2009 Template Release

9.1            CREDIT RATINGS AND EXCHANGE RATES

Six months to/as at	31 March 2009		30 Sept 2008		31 March 2008
Currency	Average	Spot	Average	Spot	Average	Spot
US $			0.9176	0.8023	0.8978	0.9173
GBP			0.4744	0.4445	0.4464	0.4602
NZ $			1.2314	1.1935	1.1566	1.1550

SEGMENT RESULT	Appendix 2 - Interim 2009 Template Release

10.1        HALF YEAR SEGMENT RESULT- REPORTED RESULT

	Westpac	St.George
	Retail &	Retail &	Westpac	BT Financial			Group
Six months to 31 March 2009	Business	Business	Institutional	Group	New	Pacific	Business
$m	Banking	Bank	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC

St.George cash earnings prior to merger

WBC cash earnings adjustments:
TPS revaluations
Treasury shares
Unrealised NZ retail earnings hedges
Ineffective hedges
Merger transaction and integration expenses
Amortisation of intangible assets
Short-term wholesale funding and deposits
One-off expenses
Pro forma cash earnings

SEGMENT RESULT	Appendix 2 - Interim 2009 Template Release

10.1.       HALF YEAR SEGMENT RESULT- REPORTED RESULT (CONTINUED)

	Westpac	St.George
	Retail &	Retail &	Westpac	BT Financial			Group
Six months to 30 September 2008	Business	Business	Institutional	Group	New	Pacific	Business
$m	Banking	Bank	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income	2,226	—	669	56	479	63	259	3,752
Non-interest income	668	—	523	553	179	53	(21)	1,955
Net operating income	2,894	—	1,192	609	658	116	238	5,707
Operating expenses	(1,405)	—	(459)	(320)	(290)	(34)	(391)	(2,899)
Impairment charges	(190)	—	(164)	(2)	(90)	(9)	(43)	(498)
Profit from ordinary activities before income tax expense	1,299	—	569	287	278	73	(196)	2,310
Tax expense	(390)	—	(160)	(85)	(86)	(22)	130	(613)
Net profit	909	—	409	202	192	51	(66)	1,697
Net profit attributable to minority interests	—	—	—	(3)	(2)	(3)	(32)	(40)

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC	909	—	409	199	190	48	(98)	1,657

St.George cash earnings prior to merger	—	515	24	76	—	—	103	718

WBC cash earnings adjustments:
TPS revaluations	—	—	—	—	—	—	(24)	(24)
Treasury shares	—	—	—	—	—	—	(6)	(6)
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	1	1
Ineffective hedges	—	—	—	—	—	—	2	2
Gain from BTIM IPO	—	—	—	—	—	—	20	20
Merger transaction and integration expenses	—	—	—	—	—	—	11	11
One-off expenses	—	—	—	—	—	—	226	226
Pro forma cash earnings	909	515	433	275	190	48	235	2,605

SEGMENT RESULT	Appendix 2 - Interim 2009 Template Release

10.1.       HALF YEAR SEGMENT RESULT- REPORTED RESULT (CONTINUED)

		St.George
	Westpac Retail	Retail &	Westpac	BT Financial			Group
Six months to 31 March 2008	& Business	Business	Institutional	Group	New	Pacific	Business
$m	Banking	Bank	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income	2,061	—	579	55	491	54	230	3,470
Non-interest income	688	—	587	543	176	53	381	2,428
Net operating income	2,749	—	1,166	598	667	107	611	5,898
Operating expenses	(1,382)	—	(443)	(325)	(309)	(33)	(64)	(2,556)
Impairment charges	(162)	—	(177)	(2)	(53)	(7)	(32)	(433)
Profit from ordinary activities before income tax expense	1,205	—	546	271	305	67	515	2,909
Tax expense	(362)	—	(159)	(70)	(99)	(19)	35	(674)
Net profit	843	—	387	201	206	48	550	2,235
Net profit attributable to minority interests	—	—	—	(1)	(1)	(3)	(28)	(33)

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC	843	—	387	200	205	45	522	2,202

St.George cash earnings prior to merger	—	500	33	50	—	—	20	603

WBC cash earnings adjustments:
TPS revaluations	—	—	—	—	—	—	(33)	(33)
Treasury shares	—	—	—	—	—	—	(19)	(19)
Unrealised NZ retail earnings hedges	—	—	—	—	—	—	3	3
Ineffective hedges	—	—	—	—	—	—	(3)	(3)
Gain from BTIM IPO	—	—	—	—	—	—	(106)	(106)
Gain from Visa IPO	—	—	—	—	—	—	(205)	(205)
Pro forma cash earnings	843	500	420	250	205	45	179	2,442

SEGMENT RESULT	Appendix 2 - Interim 2009 Template Release

10.2      NEW ZEALAND BUSINESS UNIT PERFORMANCE (A$ EQUIVALENTS TO SECTION 6.5)

				% Mov’t	% Mov’t
	Half Year	Half Year	Half Year	Sept 08-	Mar 08-
A$m	March 09	Sept 08	March 08	Mar 09	Mar 09
Net interest income		479	491
Non-interest income		179	176
Net operating income		658	667
Operating expenses		(290)	(309)
Core earnings		368	358
Impairment charges		(90)	(53)
Operating profit before tax		278	305
Tax and minority interests		(88)	(100)
Net profit after tax/cash earnings		190	205

Economic profit		73	94
Expense to income ratio (%)		44.3%	46.2%

	$bn	$bn	$bn
Deposits		22.8	23.0
Net loans		39.0	39.0
Total assets		39.9	40.1
Funds under management		1.7	1.6

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.1        GROUP HALF YEAR EARNINGS RECONCILIATION

		St.George	Cash earnings adjustments
		Cash				Unrealised					Short-term
	WBC	Earnings	Policyholder			NZ Retail				Amortisation	wholesale	Pro Forma
Six months to 31 March 2009	Reported	prior to	Tax	Hybrid	Treasury	Earnings	Ineffective		One-off	of intangible	funding and	Cash
$m	Results	merger	Recoveries	Revaluations	Shares	Hedges	hedges	Merger T&I	expenses	assets	deposits	Earnings
Net interest income
Fees and commissions
Wealth management and insurance
Trading income
Other income
Non-interest income
Net operating income
Salaries and other staff expenses
Equipment and occupancy expenses
Other expenses
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests

NET PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF WBC

St.George cash earnings prior to merger

WBC cash earnings adjustments:
TPS revaluations
Treasury shares
Unrealised NZ retail earnings hedges
Ineffective hedges
Merger transaction and integration expenses
One-off expenses
Amortisation of intangible assets
Short-term wholesale funding and deposits
Pro forma cash earnings

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.1     GROUP HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

		St.George	Cash earnings adjustments
		Cash				Unrealised
	WBC	Earnings	Policyholder			NZ Retail					Pro Forma
Six months to 30 September 2008	Reported	prior to	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Merger	One-off	Cash
$m	Results	merger	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	T&I	Expenses	Earnings
Net interest income	3,752	1,272	—	—	—	—	5	—	—	—	5,029
Fees and commissions	1,022	308	—	—	—	—	—	—	—	—	1,330
Wealth management and insurance income	567	158	44	—	(7)	—	—	—	—	—	762
Trading income	344	67	—	—	—	—	—	—	—	—	411
Other income	22	81	—	16	—	1	(3)	5	—	—	122
Non-interest income	1,955	614	44	16	(7)	1	(3)	5	—	—	2,625
Net operating income	5,707	1,886	44	16	(7)	1	2	5	—	—	7,654
Salaries and other staff expenses	(1,512)	(400)	—	—	—	—	—	15	7	113	(1,777)
Equipment and occupancy expenses	(559)	(121)	—	—	—	—	—	—	—	191	(489)
Other expenses	(828)	(147)	—	—	—	—	—	—	6	19	(950)
Operating expenses	(2,899)	(668)	—	—	—	—	—	15	13	323	(3,216)
Core earnings	2,808	1,218	44	16	(7)	1	2	20	13	323	4,438
Impairment charges	(498)	(166)	—	—	—	—	—	—	—	—	(664)
Operating profit before tax	2,310	1,052	44	16	(7)	1	2	20	13	323	3,774
Income tax expense	(613)	(317)	(44)	(40)	1	—	—	—	(2)	(97)	(1,112)
Net profit	1,697	735	—	(24)	(6)	1	2	20	11	226	2,662
Net profit attributable to minority interests	(40)	(1)	—	—	—	—	—	—	—	—	(41)
Preference dividends	—	(16)	—	—	—	—	—	—	—	—	(16)

NET PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF WBC	1,657	718	—	(24)	(6)	1	2	20	11	226	2,605

St.George cash earnings prior to merger	718	(718)	—	—	—	—	—	—	—	—	—

WBC Cash earnings adjustments:
TPS revaluations	(24)	—	—	24	—	—	—	—	—	—	—
Treasury shares	(6)	—	—	—	6	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	1	—	—	—	—	(1)	—	—	—	—	—
Ineffective hedges	2	—	—	—	—	—	(2)	—	—	—	—
Gain from BTIM IPO	20	—	—	—	—	—	—	(20)	—	—	—
Merger transaction and integration expenses	11	—	—	—	—	—	—	—	(11)	—	—
One-off expenses	226	—	—	—	—	—	—	—	—	(226)	—
Pro forma cash earnings	2,605	—	—	—	—	—	—	—	—	—	2,605

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.1        GROUP HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

		St.George	Cash earnings adjustments
		Cash				Unrealised
	WBC	Earnings	Policyholder			NZ Retail				Pro Forma
Six months to 31 March 2008	Reported	prior to	Tax	Hybrid	Treasury	Earnings	Ineffective	Gain from	Gain from	Cash
$m	Results	merger	Recoveries	Revaluations	Shares	Hedges	Hedges	BTIM IPO	Visa IPO	Earnings
Net interest income	3,470	1,157	—	—	—	—	(4)	—	—	4,623
Fees and commissions	1,038	292	—	—	—	—	—	—	—	1,330
Wealth management and insurance income	475	135	154	—	(22)	—	—	—	—	742
Trading income	388	52	—	—	—	—	—	—	—	440
Other income	527	34	—	(61)	—	5	—	(141)	(295)	69
Non-interest income	2,428	513	154	(61)	(22)	5	—	(141)	(295)	2,581
Net operating income	5,898	1,670	154	(61)	(22)	5	(4)	(141)	(295)	7,204
Salaries and other staff expenses	(1,403)	(423)	—	—	—	—	—	25	—	(1,801)
Equipment and occupancy expenses	(336)	(113)	—	—	—	—	—	—	—	(449)
Other expenses	(817)	(175)	—	—	—	—	—	18	—	(974)
Operating expenses	(2,556)	(711)	—	—	—	—	—	43	—	(3,224)
Core earnings	3,342	959	154	(61)	(22)	5	(4)	(98)	(295)	3,980
Impairment charges	(433)	(108)	—	—	—	—	—	—	—	(541)
Operating profit before tax	2,909	851	154	(61)	(22)	5	(4)	(98)	(295)	3,439
Income tax expense	(674)	(233)	(154)	28	3	(2)	1	(8)	90	(949)
Net profit	2,235	618	—	(33)	(19)	3	(3)	(106)	(205)	2,490
Net profit attributable to minority interests	(33)	—	—	—	—	—	—	—	—	(33)
Preference dividends	—	(15)	—	—	—	—	—	—		(15)

NET PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF WBC	2,202	603	—	(33)	(19)	3	(3)	(106)	(205)	2,442

St.George cash earnings prior to merger	603	(603)	—	—	—	—	—	—	—	—

WBC cash earnings adjustments:
Treasury shares	(19)	—	—	—	19	—	—	—	—	—
TPS revaluations	(33)	—	—	33	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	3	—	—	—	—	(3)	—	—	—	—
Ineffective hedges	(3)	—	—	—	—	—	3	—	—	—
Gain from BTIM IPO	(106)	—	—	—	—	—	—	106	—	—
Gain from Visa IPO	(205)	—	—	—	—	—	—	—	205	—
Pro forma cash earnings	2,442	—	—	—	—	—	—	—	—	2,442

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.2        HALF YEAR SEGMENT RESULT - PRO FORMA CASH EARNINGS BASIS

	Westpac	St.George				;
	Retail &	Retail &	Westpac	BT Financial			Group
Six months to 31 March 2009	Business	Business	Institutional	Group	New	Pacific	Business
$m	Banking	Bank	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income
Non-interest income
Net operating income
Operating expenses
Impairment charges
Profit from ordinary activities before income tax expense
Tax expense
Net profit
Net profit attributable to minority interests
Preference dividends
Pro forma cash earnings

	Westpac	St.George
	Retail &	Retail &	Westpac	BT Financial			Group
Six months to 30 September 2008	Business	Business	Institutional	Group	New	Pacific	Business
$m	Banking	Bank	Bank	(Australia)	Zealand	Banking	Unit	Group
Net interest income	2,226	1,118	727	106	479	63	310	5,029
Non-interest income	668	325	562	713	179	53	125	2,625
Net operating income	2,894	1,443	1,289	819	658	116	435	7,654
Operating expenses	(1,405)	(567)	(497)	(420)	(290)	(34)	(3)	(3,216)
Impairment charges	(190)	(140)	(188)	(4)	(90)	(9)	(43)	(664)
Profit from ordinary activities before income tax expense	1,299	736	604	395	278	73	389	3,774
Tax expense	(390)	(221)	(171)	(117)	(86)	(22)	(105)	(1,112)
Net profit	909	515	433	278	192	51	284	2,662
Net profit attributable to minority interests	—	—	—	(3)	(2)	(3)	(33)	(41)
Preference dividends	—	—	—	—	—	—	(16)	(16)
Pro forma cash earnings	909	515	433	275	190	48	235	2,605

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.2        HALF YEAR SEGMENT RESULT - PRO FORMA CASH EARNINGS BASIS (CONTINUED)

Six months to 31 March 2008 $m	Westpac Retail & Business Banking	St.George Retail & Business Bank	Westpac Institutional Bank	BT Financial Group (Australia)	New Zealand	Pacific Banking	Group Business Unit	Group
Net interest income	2,061	1,058	648	97	491	54	214	4,623
Non-interest income	688	325	624	674	176	53	41	2,581
Net operating income	2,749	1,383	1,272	771	667	107	255	7,204
Operating expenses	(1,382)	(586)	(479)	(427)	(309)	(33)	(8)	(3,224)
Impairment charges	(162)	(83)	(201)	(2)	(53)	(7)	(33)	(541)
Profit from ordinary activities before income tax expense	1,205	714	592	342	305	67	214	3,439
Tax expense	(362)	(214)	(172)	(91)	(99)	(19)	8	(949)
Net profit	843	500	420	251	206	48	222	2,490
Net profit attributable to minority interests	—	—	—	(1)	(1)	(3)	(28)	(33)
Preference dividends	—	—	—	—	—	—	(15)	(15)
Pro forma cash earnings	843	500	420	250	205	45	179	2,442

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.3        GROUP BUSINESS UNIT- PRO FORMA HALF YEAR EARNINGS RECONCILIATION

Cash earnings adjustments
Six months to 31 March 2009 $m	WBC Reported Results	St.George GBU Cash Earnings prior to merger	Policyholder Tax Recoveries	Hybrid Revaluations	Treasury Shares	Unrealised NZ Retail Earnings Hedges	Ineffective Hedges	Merger T&I	One-off expenses	Short-term wholesale funding and deposits	Pro Forma Cash Earnings
Net interest income
Non-interest income
Net operating income
Operating expenses
Core earnings
Impairment charges
Operating profit before tax
Income tax expense
Net profit
Net profit attributable to minority interests

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC

St.George GBU cash earnings prior to merger

TPS revaluations
Treasury shares
Unrealised NZ retail earnings hedges
Ineffective hedges
Merger transaction and integration expenses
One-off expenses
Short-term wholesale funding and deposits
Cash earnings

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.3        GROUP BUSINESS UNIT- PRO FORMA HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

			Cash earnings adjustments
Six months to 30 September 2008 $m	WBC Reported Results	St.George GBU Cash Earnings prior to merger	Policyholder Tax Recoveries	Hybrid Revaluations	Treasury Shares	Unrealised NZ Retail Earnings Hedges	Ineffective Hedges	Gain from BTIM IPO	Merger T&I	One-off Expenses	Pro Forma Cash Earnings
Net interest income	259	46	—	—	—	—	5	—	—	—	310
Non-interest income	(21)	90	44	16	(7)	1	(3)	5	—	—	125
Net operating income	238	136	44	16	(7)	1	2	5	—	—	435
Operating expenses	(391)	37	—	—	—	—	—	15	13	323	(3)
Core earnings	(153)	173	44	16	(7)	1	2	20	13	323	432
Impairment charges	(43)	—	—	—	—	—	—	—	—	—	(43)
Operating profit before tax	(196)	173	44	16	(7)	1	2	20	13	323	389
Tax and minority interests	98	(54)	(44)	(40)	1	—	—	—	(2)	(97)	(138)
Preference dividends	—	(16)	—	—	—	—	—	—	—	—	(16)

NET PROFIT ATTRIBUTABLE TO SHAREHOLDERS OF WBC	(98)	103	—	(24)	(6)	1	2	20	11	226	235

St.George GBU cash earnings prior to merger	103	(103)	—	—	—	—	—	—	—	—	—

TPS revaluations	(24)	—	—	24	—	—	—	—	—	—	—
Treasury shares	(6)	—	—	—	6	—	—	—	—	—	—
Unrealised NZ retail earnings hedges	1	—	—	—	—	(1)	—	—	—	—	—
Ineffective hedges	2	—	—	—	—	—	(2)	—	—	—	—
Gain from BTIM IPO	20	—	—	—	—	—	—	(20)	—	—	—
Merger T&I	11	—	—	—	—	—	—	—	(11)	—	—
One-off expenses	226	—	—	—	—	—	—	—	—	(226)	—
Pro forma cash earnings	235	—	—	—	—	—	—	—	—	—	235

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.3        GROUP BUSINESS UNIT- PRO FORMA HALF YEAR EARNINGS RECONCILIATION (CONTINUED)

			Cash earnings adjustments
Six months to 31 March 2008 $m	WBC Reported Results	St.George GBU Cash Earnings prior to merger	Policyholder Tax Recoveries	Hybrid Revaluations	Treasury Shares	Unrealised NZ Retail Earnings Hedges	Ineffective Hedges	Gain from BTIM IPO	Gain from VISA IPO	Pro Forma Cash Earnings
Net interest income	230	(12)	—	—	—	—	(4)	—	—	214
Non-interest income	381	20	154	(61)	(22)	5	—	(141)	(295)	41
Net operating income	611	8	154	(61)	(22)	5	(4)	(141)	(295)	255
Operating expenses	(64)	13	—	—	—	—	—	43	—	(8)
Core earnings	547	21	154	(61)	(22)	5	(4)	(98)	(295)	247
Impairment charges	(32)	(1)	—	—	—	—	—	—	—	(33)
Operating profit before tax	515	20	154	(61)	(22)	5	(4)	(98)	(295)	214
Tax and minority interests	7	15	(154)	28	3	(2)	1	(8)	90	(20)
Preference dividends	—	(15)	—	—	—	—	—	—	—	(15)

NET PROFIT ATTRIBUTABLE TO EQUITY HOLDERS OF WBC	522	20	—	(33)	(19)	3	(3)	(106)	(205)	179

St.George GBU cash earnings prior to merger	20	(20)	—	—	—	—	—	—	—	—

TPS revaluations	(33)	—	—	33	—	—	—	—	—	—
Treasury shares	(19)	—	—	—	19	—	—	—	—	—
Unrealised NZ retail earnings hedges	3	—	—	—	—	(3)	—	—	—	—
Ineffective hedges	(3)	—	—	—	—	—	3	—	—	—
Gain from BTIM IPO	(106)	—	—	—	—	—	—	106	—	—
Gain from Visa IPO	(205)	—	—	—	—	—	—	—	205	—
Pro forma cash earnings	179	—	—	—	—	—	—	—	—	179

GROUP RECONCILIATIONS	Appendix 2 -Interim 2009 Template Release

11.4        RECONCILIATION OF 2008 PUBLISHED INCOME STATEMENTS TO PRO FORMA INCOME STATEMENTS

			Cash earnings adjustments
	St.George								Combined
	Previously					Westpac			Westpac &
	Reported				St.George	Previously			St.George
	Statutory	St.George	Hedging and	Merger	Pro Forma	Reported	Westpac	Westpac	Pro Forma
Six months to 30 September 2008	Income	accounting	non-trading	related	Cash	Cash	accounting	Cash	Cash
$m	Statement	reclassifications	derivatives	costs	Earnings	Earnings	reclassifications	Earnings	Earnings
Net interest income	1,281	(65)	56	—	1,272	3,757	—	3,757	5,029
Non-interest income	557	57	—	—	614	1,930	81	2,011	2,625
Total operating income	1,838	(8)	56	—	1,886	5,687	81	5,768	7,654
Operating expenses	(694)	2	—	24	(668)	(2,467)	(81)	(2,548)	(3,216)
Impairment charges	(173)	7	—	—	(166)	(498)	—	(498)	(664)
Share of profit in equity accounted associates	1	(1)	—	—	—	—	—	—	—
Profit before income tax	972	—	56	24	1,052	2,722	—	2,722	3,774
Income tax expense	(295)	—	(15)	(7)	(317)	(795)	—	(795)	(1,112)
Net profit for the year (stat accounts)	677	—	41	17	735	1,927	—	1,927	2,662
Net profit attributable to minority interests	(1)	—	—	—	(1)	(40)	—	(40)	(41)
Preference dividends	(16)	—	—	—	(16)	—	—	—	(16)
Net profit (after minority int. & pref. divs.)	660	—	41	17	718	1,887	—	1,887	2,605

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.4        RECONCILIATION OF 2008 PUBLISHED INCOME STATEMENTS TO PRO FORMA INCOME STATEMENTS (CONTINUED)

	St.George										Combined
	Previously							Westpac			Westpac &
	Reported		Cash earnings adjustments				St.George	Previously			St.George
	Statutory	St.George	Hedging and	Gain from		Depositary	Pro Forma	Reported	Westpac	Westpac	Pro Forma
Six months to 31 March 2008	Income	accounting	non-trading	Visa Inc.	Restructure	capital	Cash	Cash	accounting	Cash	Cash
$m	Statement	Reclassifications	derivatives	shareholding	costs	securities	Earnings	Earnings	reclassifications	Earnings	Earnings
Net interest income	1,192	(30)	(5)	—	—	—	1,157	3,466	—	3,466	4,623
Non-interest income	575	15	—	(77)	—	—	513	1,964	104	2,068	2,581
Total operating income	1,767	(15)	(5)	(77)	—	—	1,670	5,430	104	5,534	7,204
Operating expenses	(759)	5	—	—	43	—	(711)	(2,409)	(104)	(2,513)	(3,224)
Impairment charges	(118)	10	—	—	—	—	(108)	(433)	—	(433)	(541)
Profit before income tax	890	—	(5)	(77)	43	—	851	2,588	—	2,588	3,439
Income tax expense	(361)	—	1	23	(13)	117	(233)	(716)	—	(716)	(949)
Net profit for the year (stat accounts)	529	—	(4)	(54)	30	117	618	1,872	—	1,872	2,490
Net profit attributable to minority interests	—	—	—	—	—	—	—	(33)	—	(33)	(33)
Preference dividends	(15)	—	—	—	—	—	(15)	—	—	—	(15)
Net profit (after minority int. & pref. divs.)	514	—	(4)	(54)	30	117	603	1,839	—	1,839	2,442

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.5        RECONCILIATION OF 2008 PUBLISHED BALANCE SHEETS TO PRO FORMA BALANCE SHEETS

						Combined
	St.George			Westpac		Westpac &
	Previously		St.George	Previously		St.George
	Reported		Pro Forma	Reported	Westpac	Pro Forma
As at 30 September 2008	Balance	Accounting	Balance	Balance	Accounting	Balance
$m	Sheet	Reclassifications	Sheet	Sheet	Reclassifications	Sheet
Assets
Cash	2,672	(2,450)	222	4,809	—	5,031
Due from other financial institutions	305	10,312	10,617	21,345	—	31,962
Trading assets, financial assets and available-for-sale securities	18,415	(8,223)	10,192	43,694	—	53,886
Derivative financial instruments	3,389	1	3,390	34,810	—	38,200
Loans	119,984	(15)	119,969	313,545	—	433,514
Life insurance assets	—	—	—	12,547	—	12,547
Other assets	2,615	433	3,048	8,798	128	11,974
Total assets	147,380	58	147,438	439,548	128	587,114
Liabilities
Due to other financial institutions	1,786	(41)	1,745	15,861	—	17,606
Deposits	83,954	(398)	83,556	233,730	—	317,286
Trading liabilities and other financial liabilities	5,128	50	5,178	16,689	—	21,867
Derivative financial instruments	2,291	—	2,291	24,970	—	27,261
Debt issues	42,849	(50)	42,799	100,369	—	143,168
Life insurance liabilities	—	—	—	11,953	—	11,953
Loan capital	3,245	—	3,245	8,718	—	11,963
Other liabilities	1,124	497	1,621	7,486	429	9,536
Total liabilities	140,377	58	140,435	419,776	429	560,640
Equity
Equity attributable to equity holders of WBC / SGB	6,996	—	6,996	17,848	(301)	24,543
Minority interests	7	—	7	1,924	—	1,931
Total equity	7,003	—	7,003	19,772	(301)	26,474

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.5        RECONCILIATION OF 2008 PUBLISHED BALANCE SHEETS TO PRO FORMA BALANCE SHEETS (CONTINUED)

						Combined
	St.George			Westpac		Westpac &
	Previously			Previously		St.George
	Reported		St.George	Reported	Westpac	Pro Forma
As at 31 March 2008	Balance	Accounting	Pro Forma	Balance	Accounting	Balance
$m	Sheet	Reclassifications	Balance Sheet	Sheet	Reclassifications	Sheet
Assets
Cash	3,035	(2,740)	295	4,109	—	4,404
Due from other financial institutions	477	8,167	8,644	30,094	—	38,738
Trading assets, financial assets and available-for-sale securities	14,143	(5,928)	8,215	27,462	—	35,677
Derivative financial instruments	2,621	1	2,622	22,859	—	25,481
Loans	113,410	33	113,443	298,100	—	411,543
Life insurance assets	—	—	—	13,407	—	13,407
Other assets	2,623	406	3,029	9,110	28	12,167
Total assets	136,309	(61)	136,248	405,141	28	541,417
Liabilities
Due to other financial institutions	965	(82)	883	13,776	—	14,659
Deposits	75,946	(281)	75,665	223,477	—	299,142
Trading liabilities and other financial liabilities	1,692	50	1,742	10,481	—	12,223
Derivative financial instruments	3,049	—	3,049	19,627	—	22,676
Debt issues	43,748	(51)	43,697	92,397	—	136,094
Life insurance liabilities	—	—	—	12,738	—	12,738
Loan capital	2,624	1	2,625	6,692	—	9,317
Other liabilities	1,425	301	1,726	6,876	94	8,696
Total liabilities	129,449	(62)	129,387	386,064	94	515,545
Equity
Equity attributable to equity holders of WBC / SGB	6,854	1	6,855	17,157	(66)	23,946
Minority interests	6	—	6	1,920	—	1,926
Total equity	6,860	1	6,861	19,077	(66)	25,872

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.6        RECONCILIATION OF 2008 AVERAGE BALANCE SHEETS TO PRO FORMA AVERAGE BALANCE SHEETS

	St.George
	Previously	Accounting	St.George Pro	Westpac	Combined Westpac
	Reported	Reclassifications	Forma	Average	& St.George
Half Year September 2008	Average Balance	and Averaging	Average	Balance	Pro Forma Average
$m	Sheet	Impacts	Balance Sheet	Sheet	Balance Sheet
Assets
Interest earning assets
Due from other financial institutions	1,214	7,118	8,332	23,743	32,075
Trading securities	—	9,031	9,031	29,886	38,917
Available-for-sale securities	—	806	806	2,557	3,363
Other financial assets at fair value	15,028	(15,028)	—	1,230	1,230
Regulatory deposits	—	—	—	1,314	1,314
Loans and other receivables	118,134	(2,178)	115,956	301,971	417,927
Total interest earning assets	134,376	(251)	134,125	360,701	494,826

Non-interest earning assets
Cash due from other financial institutions and regulatory deposits	—	225	225	17	242
Life insurance assets	—	—	—	13,257	13,257
All other assets	5,880	(22)	5,858	35,060	40,918
Total non-interest earning assets	5,880	203	6,083	48,334	54,417
Total assets	140,256	(48)	140,208	409,035	549,243

Liabilities
Interest bearing liabilities
Deposits	70,024	6,160	76,184	215,701	291,885
Due to other financial institutions	1,346	(372)	974	10,848	11,822
Loan capital	2,260	786	3,046	7,635	10,681
Other interest bearing liabilities	55,624	(7,824)	47,800	110,556	158,356
Total interest bearing liabilities	129,254	(1,250)	128,004	344,740	472,744

Non-interest bearing liabilities
Deposits and due to other financial institutions	—	1,298	1,298	9,731	11,029
Life insurance policy liabilities	—	—	—	12,570	12,570
All other liabilities	4,101	(99)	4,002	22,871	26,873
Total non-interest bearing liabilities	4,101	1,199	5,300	45,172	50,472
Total liabilities	133,355	(51)	133,304	389,912	523,216
Shareholder’s equity	6,901	(3)	6,898	17,202	24,100
Outside equity interests	—	6	6	1,921	1,927
Total equity	6,901	3	6,904	19,123	26,027
Total liabilities and equity	140,256	(48)	140,208	409,035	549,243

GROUP RECONCILIATIONS	Appendix 2 - Interim 2009 Template Release

11.6        RECONCILIATION OF 2008 AVERAGE BALANCE SHEETS TO PRO FORMA AVERAGE BALANCE SHEETS (CONTINUED)

	St.George
	Previously	Accounting	St.George Pro	Westpac	Combined Westpac
	Reported	Reclassifications	Forma	Average	& St.George
Half Year March 2008	Average Balance	and Averaging	Average	Balance	Pro Forma Average
$m	Sheet	Impacts	Balance Sheet	Sheet	Balance Sheet
Assets
Interest earning assets
Due from other financial institutions	1,408	6,029	7,437	30,209	37,646
Trading securities	—	7,245	7,245	20,802	28,047
Available-for-sale securities	—	798	798	2,187	2,985
Other financial assets at fair value	12,471	(12,471)	—	1,204	1,204
Regulatory deposits	—	—	—	838	838
Loans and other receivables	110,564	(2,250)	108,314	287,373	395,687
Total interest earning assets	124,443	(649)	123,794	342,613	466,407

Non-interest earning assets
Cash due from other financial institutions and regulatory deposits	—	231	231	1,451	1,682
Life insurance assets	—	—	—	14,863	14,863
All other assets	6,082	201	6,283	34,974	41,257
Total non-interest earning assets	6,082	432	6,514	51,288	57,802
Total assets	130,525	(217)	130,308	393,901	524,209

Liabilities
Interest bearing liabilities
Deposits	65,989	4,532	70,521	212,045	282,566
Due to other financial institutions	1,083	(409)	674	8,916	9,590
Loan capital	1,899	547	2,446	7,425	9,871
Other interest bearing liabilities	50,671	(6,591)	44,080	96,604	140,684
Total interest bearing liabilities	119,642	(1,921)	117,721	324,990	442,711

Non-interest bearing liabilities
Deposits and due to other financial institutions	—	1,408	1,408	8,903	10,311
Life insurance policy liabilities	—	—	—	13,776	13,776
All other liabilities	4,459	282	4,741	28,121	32,862
Total non-interest bearing liabilities	4,459	1,690	6,149	50,800	56,949
Total liabilities	124,101	(231)	123,870	375,790	499,660
Shareholder’s equity	6,424	8	6,432	16,196	22,628
Outside equity interests	—	6	6	1,915	1,921
Total equity	6,424	14	6,438	18,111	24,549
Total liabilities and equity	130,525	(217)	130,308	393,901	524,209

12. ECONOMIC PROFIT	Appendix 2 - Interim 2009 Template Release

			St.George		BT
		Westpac	Retail &	Westpac	Financial
		Retail &	Business	Institutional	Group
Six months to 31 March 2009	Group	Business	Bank	Bank	(Australia)	New	Pacific
$m	(Pro forma)	Bank	(Pro forma)	(Pro forma)	(Pro forma)	Zealand	Banking
Cash earnings
Franking benefit
Adjusted cash earnings
Average ordinary equity
Equity charge
Economic profit

			St.George		BT
		Westpac	Retail &	Westpac	Financial
		Retail &	Business	Institutional	Group
Six months to 30 September 2008		Business	Bank	Bank	(Australia)	New	Pacific
$m	Group	Bank	(Pro forma)	(Pro forma)	(Pro forma)	Zealand	Banking
Cash earnings	1,887	909	515	433	275	190	48
Franking benefit	411	273	163	91	83	—	—
Adjusted cash earnings	2,298	1,182	678	524	358	190	48
Average ordinary equity	17,202	5,928	4,718	5,965	2,730	2,195	207
Equity charge	(903)	(311)	(259)	(314)	(145)	(117)	(11)
Economic profit	1,395	871	419	210	213	73	37

			St.George		BT
		Westpac	Retail &	Westpac	Financial
		Retail &	Business	Institutional	Group
Six months to 31 March 2008		Business	Bank	Bank	(Australia)	New	Pacific
$m	Group	Bank	(Pro forma)	(Pro forma)	(Pro forma)	Zealand	Banking
Cash earnings	1,839	843	500	420	250	205	45
Franking benefit	395	251	158	97	63	—	—
Adjusted cash earnings	2,234	1,094	658	517	313	205	45
Average ordinary equity	16,196	5,472	4,556	5,782	2,712	2,111	166
Equity charge	(850)	(288)	(251)	(305)	(145)	(111)	(9)
Economic profit	1,384	806	407	212	168	94	36